UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Multi-Strategy Income and Growth Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, Date: 27-AUG-2009 inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office BOC30124of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Semi-Annual Report

June 30, 2011

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	14

Performance Overviews	17

Shareholder Meeting Report	19

Portfolios of Investments	20

Statement of Assets & Liabilities	81

Statement of Operations	82

Statement of Changes in Net Assets	83

Statement of Cash Flows	84

Financial Highlights	86

Notes to Financial Statements	88

Annual Investment Management Agreement Approval Process	103

Reinvest Automatically Easily and Conveniently	111

Glossary of Terms Used in this Report	113

Other Useful Information	114

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines to designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Fund Advisors, Inc., which determines and oversees the Funds' asset allocations. Nuveen Fund Advisors uses a team of sub-advisers with specialties in different asset classes to manage the Funds' portfolios. These sub-advisers include Spectrum Asset Management, Inc., Symphony Asset Management, LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, a wholly-owned subsidiary of Principal Global Investors, LLC, manages the preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic and international equity investments is led by Ross Sakamoto, who has more than 20 years of investment management experience.

Tradewinds invests its portion of each Fund's assets in global equities and manages each Fund's options strategy. The Tradewinds team is led by Dave Iben, who is Chief Investment Officer of that firm and has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2011

What key strategies were used to manage the Funds during this reporting period?

Within the preferred securities portion of both Funds' portfolios, our basic strategy is to stay relatively balanced between the retail investor-oriented $25 par sector and the institutional investor-oriented $1000 par capital securities sector. This was because of unique short-term capital performance differences and broad diversification benefits of the combined universe, which together, help to augment total risk-adjusted rates of return.

Our risk-averse posture toward security structure and portfolio structure are important core aspects of our strategy, which over the long-term seeks to preserve capital and

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income distributions. We also maintain an approximate 60% weight to U.S. names and a 40% weight to foreign names, which keep the Funds in a neutral position relative to the benchmark.

In the senior loan and other debt portion of each Fund's portfolio, risk assets traded positively as the Federal Reserve's quantitative easing initiative was underway, optimism about stability (and growth) increased, and sovereign concerns stayed on the back burner until mid-May, when volatility began to increase as macro concerns about Europe (and later the U.S.) drove markets lower.

Nonetheless, the corporate credit market remained positive during the first half of the year, despite a selloff late in the period with convertibles, high yield bonds and senior loans all showing positive returns for the six months. Overall, consensus opinion in the loan and high yield market centered on optimism regarding a low default environment, with the default rate for the U.S. market decreasing 20 basis points to 1.05% for the twelve-month period ended June 2011. While the average recovery rate has dropped, such a low default rate makes the average recovery rate less meaningful—particularly for higher quality portfolios within the non-investment grade space. Within convertibles, sentiment was more mixed as the equity markets continue to trade volatility with little conviction to the upside.

In the core domestic and international equity portions of both Funds' portfolios that are managed by Symphony, we used both quantitative and qualitative methods to evaluate opportunities. The quantitative screening process served as the starting point for decision-making, with the qualitative process then providing a systematic way of researching companies from a broad perspective, as fundamental analysts actively sought catalysts that we believed would drive upside price movements. Symphony uses a "bottom-up" approach to stock picking, seeking to maximize return per unit of risk while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements which guide these limits and keep forecasted risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and we think blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of the Funds' portfolios managed by Tradewinds, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value, maintaining a disciplined, opportunistic investing approach in this unique environment. We found that the best value opportunities in the securities of those businesses were the most leveraged to the growth of the global economy.

In the first half of 2011, Tradewinds continued to like materials, food, agriculture and energy stocks which benefit from increased global demand. Within the equity asset class, both the long and short equity exposure remained generally unchanged, as measured at the beginning and end of the six-month period, while the convertible bond position decreased by the end of the period. We continued to write covered call options on individual stocks in an effort to enhance returns, although this did cause the Funds potentially to forego some upside opportunities. We also held put options on one stock to benefit in the event its price declines.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

1.  Comparative benchmark performance is a blended return consisting of: 1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $100 million and at least one year to maturity. 2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency. 3) 10.0% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. 4) 10.0% of the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. 5) 10.0% of the MSCI All Country World Index. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 595 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S. 7) 6.7% of the CSFB High Yield Index, which includes approximately $515 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. 8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $611 billion of $U.S.-denominated Leveraged Loans at least one rating below investment-grade. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and a general fixed income market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*

For periods ended 6/30/11

	6-Month	1-Year	5-Year
JPC	5.31%	25.87%	2.12%
JQC	5.54%	25.50%	2.93%
Comparative Benchmark[1]	4.79%	19.78%	4.57%
Barclays Capital U.S. Aggregate Bond Index[2]	2.72%	3.90%	6.52%

For the six-month period ended June 30, 2011, the total return on net asset value for both Funds outperformed the comparative benchmark and the general market index.

Among the largest positive contributors in the preferred securities portion of both Funds over the period were Deutsche Bank, Aegon, ING, XL Capital and Centaur Funding. We also bought call protection and traded out of premium paper in favor of discount paper to provide more opportunity for capital upside. We reduced the European banking concentration the first two weeks of May by reducing French banking by 50% and Spanish banking by 25% ahead of the sovereign debt turmoil that played out into mid-June.

We increased concentration in Australian P&C insurance by 50%, which helped to preserve capital amidst declines in the European banking sector. We ended the period overweight in capital securities by 7% relative to the custom benchmark in order to more fully benefit from the technical value inherent in certain hybrid securities—this is in keeping with the trends underway in the hybrid preferred securities market that are reducing overall sector volatility.

The market had two shocks to contend with during the period: 1) The reinsurance industry had catastrophe loss payments to satisfy claims from the tsunami damage in Japan, and 2) the protracted European sovereign debt concerns revalued financial risk in foreign bank names within the region, as well in some of foreign insurance issues. Both events constrained performance for the reporting period. Specifically, the main performance detractors for the Funds were Daiachi Life, AXA Insurance, Lloyd's Capital and Credit Suisse.

The senior loan and high yield sleeves of both Funds benefited from several positions that performed well. Specifically, Burlington Coat Factory continued to show positive earnings and free cash-flow momentum and an ability to translate that into debt paydowns. Other positions that performed well were Western Refining bonds, as well as Infor Global Solutions.

The Funds' exposure to senior loans was a drag on performance as the senior loan asset class had a lower average coupon than its high yield counterparts in a largely flat secondary market trading environment. We continued to believe that senior loans offered better risk-adjusted return potential, particularly as we believe that volatility and uncertainty in the current economic environment will be high.

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In the core domestic equities portion of each Fund managed by Symphony, a top performer for the period included Watson Pharmaceuticals, a generic drug manufacturer. The company is seeing steady growth and margin improvements as the generic drug pipeline remains attractive and Watson's push into overseas markets is seeing positive results. Also positively contributing was Humana, a U.S. focused managed health care company. The company raised its full year outlook, noting a better than expected medical loss ratio and rising revenues due in part to the Medicare Advantage membership program.

Tesoro also positively contributed to the Fund's overall return. The company is engaged in the refining and retail marketing of refined petroleum products. The company operates seven refineries, including the largest refineries in Hawaii and Utah and the second-largest in northern California. Improving prices, a restructuring plan that was received favorably, and an attractive valuation relative to its peers led Tesoro shares to perform strongly during the period.

Several positions detracted from performance, including Freeport McMoran, a copper, gold and molybdenum mining company. After a strong run, shares underperformed the broader market during the period. Chinese demand for copper and other commodities has been a key driver of metals prices in recent years. As China took steps to temper its high economic growth by raising interest rates, investors took profits in Freeport's shares.

Arch Coal is a coal mining corporation. Shares underperformed on the back of a tepid response to the company's intention to acquire International Coal Group. Investors turned to other opportunities in the space as concerns regarding the implied purchase price, greater financial leverage, and operating/integration risks pressured the shares.

In the global equity sleeve of the Funds managed by Tradewinds, the Fund's long equity holdings in the health care sector were the most significant contributor to positive performance in the period. Aetna Incorporated, which provides managed health care benefits through group, individual, Medicare and Medicaid programs, was the top performer in absolute terms due to, in our view, more benign prospects for health care reform, and shares performed well after the company beat first quarter 2011 earnings estimates. The industrials sector also contributed positively, notably due to the performance of the equities of French defense electronics company Thales S.A. and U.S. defense contactor Lockheed Martin Corporation.

In the international equity portion of the portfolio managed by Symphony, the Funds benefited from stock selection in the U.K. and Portugal as well as our non-benchmark positions in Canada. Our top three performers were Jeronimo Martins, ABB Limited, and Fresenius Medical Care. In the U.K., Burberry, Next, and Aggreko were among the top relative return contributors to the portfolios. Our stock selection in the Industrials and Consumer Staples sectors also added to performance, but our overweight in Information Technology hurt performance during the first half of 2011. Since the MSCI Germany USD Index outperformed the benchmark MSCI EAFE Index by 8.5%, our underweight position in Germany was a drag on relative performance. Our overweight positions in Nidec and Nippon Electric Glass also adversely affected performance. Overall, our emphasis

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on selecting companies with good growth characteristics and sound fundamentals performed well in this period.

Tradewinds' worst performer for the period was our long equity position in Canadian-based Cameco Corporation, the world's largest uranium producer. Its share price was severely impacted by troubling news regarding the stricken Fukushima Daiichi nuclear plant in Japan. Nuclear power still meets important global energy requirements, and we took advantage of the price correction to add to the Funds' holdings of high quality nuclear energy-related companies. Another equity position that significantly negatively affected absolute performance was Finnish mobile communication company Nokia Corporation.

Other significant underperformers included long equity positions in Canadian-based gold producer Barrick Gold Corporation and South African-based gold miner Gold Fields Limited. During the period, precious metals companies mostly underperformed the spot prices of the metals they produce. While the environment for these stocks is currently gloomy, we think it's important to weigh the somewhat countervailing aspects of world-class mining firms priced at what we believe to be bargain levels. Tradewinds has a bias to precious metals companies with low costs and high quality metal reserves. In our view, it's very likely that increasing demand will be set against dwindling supply as mining becomes more costly and difficult, and in such a situation, companies with superior assets and a low cost of production stand to outpace their peers. The materials sector holdings continued to be significantly overweight versus the benchmark and proved to be a significant detractor from performance this period.

Our covered call writing strategy also detracted from the Fund's absolute performance, even though the Funds' short equity holdings represented a limited percentage of overall assets. The short equity positions are concentrated in several companies that we characterize as members of the "contemporary nifty fifty"—high momentum growth companies that we believe are overvalued. The Fund's greatest detractor from performance was specialty coffee and coffee maker Green Mountain Coffee Roasters Incorporated. However, as "value" investors, we remain patient.

During the period, each Fund also entered into interest rate swaps to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings. This portion of the Funds is overseen by Nuveen Fund Advisors, Inc., also an affiliate of Nuveen Investments.

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to the benchmarks was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share

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returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including these Funds) received a demand letter on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters (including these Funds) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

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Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

FUND REPOSITIONINGS

Subsequent to the end of the reporting period, the Board of Trustees of each of JPC and JQC approved repositioning each Fund's current portfolio.

JPC

For JPC, the Board adopted a single-strategy, preferred securities approach. JPC's investment objective of high current income with a secondary objective of total return will remain unchanged. The Board also approved changing the Fund's name to Nuveen Preferred Income Opportunities Fund once the repositioning is completed.

The goal of the proposed repositioning is to increase the attractiveness of the Fund's common shares and narrow the fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the repositioning and subject to shareholder approval, Nuveen Asset Management, LLC ("NAM") and NWQ Investment Management Company, LLC ("NWQ"), affiliates of Nuveen Investments, would assume portfolio management responsibilities from JPC's existing sub-advisers and each would manage approximately half of JPC's investment portfolio. The Fund will hold a special shareholder meeting later this year to seek approval of sub-advisory agreements with NAM and NWQ.

Upon completion of its proposed repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

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A Proxy Statement relating to the proposed repositioning will be filed with the SEC in the coming weeks and will contain important information relating to the repositioning. Shareholders are urged to read the Proxy Statement carefully. After they are filed, free copies of the Proxy Statement will be available on the SEC's web site at www.sec.gov.

JQC

For JQC, the Board approved repositioning the Fund's current portfolio and adopting a single-strategy, debt-oriented approach. JQC's investment objective of high current income with a secondary objective of total return will remain unchanged. The Board also approved changing the Fund's name to Nuveen Credit Strategies Income Fund once the repositioning is completed.

The goal of each proposed repositioning is to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the proposed repositioning, Symphony Asset Management, LLC, an existing JQC sub-adviser and affiliate of Nuveen Investments, will assume sole responsibility for managing JQC's investment portfolio. The Fund will hold a special shareholder meeting later this year to seek approval of removing the Fund's existing fundamental policy of concentrating portfolio investments in the financial services industry. This policy reflects JQC's current 50% target allocation to preferred securities, which are predominantly issued by companies in the financial services industry.

Upon completion of its proposed repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

A Proxy Statement relating to the proposed repositioning will be filed with the SEC in the coming weeks and will contain important information relating to the repositioning. Shareholders are urged to read the Proxy Statement carefully. After they are filed, free copies of the Proxy Statement will be available on the SEC's web site at www.sec.gov.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

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Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from each Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of each Fund's investments.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Funds' quarterly distribution to common shareholders increased in March and June. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but–as noted earlier–also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall

Nuveen Investments

is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's common share distributions and total return performance for the six months ended June 30, 2011. This information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/11 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.27	$0.28
From realized capital gains	0.10	0.11
Return of capital	0.00	0.00
Total per share distribution	$0.37	$0.39
Annualized distribution rate on NAV	7.64%	7.64%
Average annual total returns:
Six-month (cumulative) on NAV	5.31%	5.54%
1-Year on NAV	25.87%	25.50%
5-Year on NAV	2.12%	2.93%
Since inception on NAV	4.14%	4.26%

Common Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Funds' repurchase program, the Funds have cumulatively repurchased and retired shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JPC	2,658,200	2.7%
JQC	4,129,654	3.0%

Nuveen Investments

During the six-month reporting period, the Funds' common shares were repurchased and retired at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	Weighted Average Price Per Common Share Repurchased and Retired	Weighted Average Discount Per Common Share Repurchased and Retired
JPC	534,950	$8.48	13.94%
JQC	710,259	$8.93	14.01%

At June 30, 2011, the Funds' common share prices were trading at (–) discounts to their common share NAVs as shown in the accompanying table.

Fund	6/30/11 (–) Discount	Six-Month Average (–) Discount
JPC	-9.83%	-12.86%
JQC	-11.26%	-13.50%

Nuveen Investments

JPC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)2,4

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

6 As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

Fund Snapshot

Common Share Price	$8.81
Common Share Net Asset Value (NAV)	$9.77
Premium/(Discount) to NAV	-9.83%
Current Distribution Rate[1]	8.63%
Net Assets Applicable to Common Shares ($000)	$947,787

Leverage

(as a % of managed assets)6

Structural Leverage	22.74%
Effective Leverage	22.74%

Average Annual Total Return

(Inception 3/26/03)

	On Share Price	On NAV
6-Month (Cumulative)	10.06%	5.31%
1-Year	30.36%	25.87%
5-Year	3.46%	2.12%
Since Inception	3.33%	4.14%

Portfolio Composition

(as a % of total investments)2,4

Insurance	14.3%
Commercial Banks	11.1%
Real Estate	8.4%
Media	5.5%
Oil, Gas & Consumable Fuels	5.5%
Diversified Financial Services	4.1%
Metals & Mining	3.9%
Capital Markets	3.9%
Health Care Providers & Services	2.3%
Electric Utilities	2.2%
Diversified Telecommunication Services	2.2%
Short-Term Investments	2.2%
Food Products	2.0%
Pharmaceuticals	1.8%
Food & Staples Retailing	1.5%
Hotels, Restaurants & Leisure	1.5%
Specialty Retail	1.5%
IT Services	1.5%
Semiconductors & Equipment	1.4%
Communications Equipment	1.4%
Chemicals	1.2%
Machinery	1.2%
Other	19.4%

Country Allocation

(as a % of total investments)2,4

United States	67.0%
United Kingdom	5.4%
Canada	4.2%
Netherlands	3.6%
Bermuda	3.5%
France	2.7%
Japan	2.3%
Ireland	1.2%
Switzerland	1.2%
Other	8.9%

Top Five Issuers

(as a % of total investments)3,4

Wachovia Corporation	1.8%
Deutsche Bank AG	1.8%
Commonwealth REIT	1.3%
ING Groep N.V.	1.3%
Viacom Inc.	1.3%

Nuveen Investments

Fund Snapshot

Common Share Price	$9.14
Common Share Net Asset Value (NAV)	$10.30
Premium/(Discount) to NAV	-11.26%
Current Distribution Rate[1]	8.75%
Net Assets Applicable to Common Shares ($000)	$1,404,562

Leverage

(as a % of managed assets)6

Structural Leverage	22.69%
Effective Leverage	22.69%

Average Annual Total Return

(Inception 6/25/03)

	On Share Price	On NAV
6-Month (Cumulative)	8.38%	5.54%
1-Year	27.49%	25.50%
5-Year	4.17%	2.93%
Since Inception	3.25%	4.26%

Portfolio Composition

(as a % of total investments)2,4

Insurance	15.1%
Commercial Banks	12.3%
Real Estate	7.5%
Media	5.3%
Oil, Gas & Consumable Fuels	5.3%
Capital Markets	4.0%
Metals & Mining	3.9%
Electric Utilities	2.9%
Diversified Financial Services	2.9%
Short-Term Investments	2.6%
Diversified Telecommunication Services	2.4%
Health Care Providers & Services	2.2%
Pharmaceuticals	1.8%
Food Products	1.8%
IT Services	1.5%
Food & Staples Retailing	1.5%
Investment Companies	1.5%
Hotels, Restaurants & Leisure	1.4%
Semiconductors & Equipment	1.3%
Communications Equipment	1.3%
Specialty Retail	1.3%
Road & Rail	1.3%
Other	18.9%

Country Allocation

(as a % of total investments)2,4

United States	64.7%
United Kingdom	7.2%
Canada	4.1%
Netherlands	3.8%
Bermuda	3.6%
France	3.1%
Japan	2.5%
Switzerland	1.7%
Other	9.3%

Top Five Issuers

(as a % of total investments)3,4

Wachovia Corporation	1.8%
HSBC Bank PLC	1.5%
Credit Suisse Group	1.5%
Comcast Corporation	1.5%
Aegon N.V.	1.5%

JQC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund 2

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)2,4

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

6 As defined in Footnote 7—Management Fees and Other Transactions with affiliates.

Nuveen Investments

JPC

JQC

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

	JPC	JQC
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	87,285,069	121,166,163
Withhold	1,775,808	2,808,993
Total	89,060,877	123,975,156
David J. Kundert
For	87,238,910	121,130,590
Withhold	1,821,967	2,844,566
Total	89,060,877	123,975,156
Terence J. Toth
For	87,301,050	121,069,039
Withhold	1,759,827	2,906,117
Total	89,060,877	123,975,156

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 36.2% (27.7% of Total Investments)
	Aerospace & Defense – 1.2%
602	Alliant Techsystems Inc., (2)	$42,941
29,962	Aveos Fleet Performance Inc., (2), (16)	434,449
2,159	BE Aerospace Inc., (2)	88,109
2,920	Esterline Technologies Corporation, (2)	223,088
134,000	Finmeccanica SPA, (16)	1,621,358
3,335	GeoEye, Inc., (2)	124,729
11,610	Honeywell International Inc.	691,840
2,500	L-3 Communications Holdings, Inc.	218,625
36,828	Lockheed Martin Corporation, (3)	2,981,963
11,290	Textron Inc.	266,557
97,550	Thales S.A., (16)	4,201,185
2,240	United Technologies Corporation	198,262
	Total Aerospace & Defense	11,093,106
	Airlines – 0.0%
7,030	United Continental Holdings Inc.	159,089
	Auto Components – 0.1%
3,317	Cooper Tire & Rubber	65,643
9,820	TRW Automotive Holdings Corporation, (2)	579,675
	Total Auto Components	645,318
	Automobiles – 0.5%
63,589	Honda Motor Company Limited, (16)	2,449,888
1,000	Toyota Motor Corporation, Sponsored ADR	82,420
46,524	Toyota Motor Corporation, (16)	1,915,821
	Total Automobiles	4,448,129
	Beverages – 0.7%
220,983	Coca-Cola Amatil Limited, (16)	2,711,439
21,881	Coca-Cola Femsa SAB de CV	2,035,152
30,450	Coca-Cola Company	2,048,981
4,085	Dr. Pepper Snapple Group	171,284
	Total Beverages	6,966,856
	Biotechnology – 0.3%
9,830	Amgen Inc., (2)	573,581
5,950	Biogen Idec Inc., (2)	636,174
6,320	BioMarin Pharmaceutical Inc., (2)	171,967
2,480	Celgene Corporation, (2)	149,594
13,820	Gilead Sciences, Inc., (2)	572,286
4,380	Incyte Pharmaceuticals Inc., (2)	82,957
15,461	Nabi Biopharmaceuticals, (2)	83,180
11,970	Neurocrine Biosciences Inc.	96,359
10,810	PDL Biopahrma Inc.	63,455
2,780	Targacept, Inc.	58,575
	Total Biotechnology	2,488,128

Nuveen Investments

Shares	Description (1)	Value
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2), (16)	$1,282,367
	Capital Markets – 0.5%
3,540	Affiliated Managers Group Inc., (2)	359,133
3,340	Ameriprise Financial, Inc.	192,651
13,160	Apollo Investment Corporation	134,364
14,420	Ares Capital Corporation	231,729
3,900	Artio Global Investors Inc.	44,070
4,200	Calamos Asset Management, Inc. Class A	60,984
333,000	Egyptian Financial Group – Hermes Holdings, (16)	1,121,864
139,000	GP Investments	537,065
16,160	Invesco LTD	378,144
6,740	T. Rowe Price Group Inc.	406,692
45,240	UBS AG, (16)	825,610
45,000	Uranium Participation Corporation, (2)	296,749
6,740	Waddell & Reed Financial, Inc., Class A	244,999
	Total Capital Markets	4,834,054
	Chemicals – 1.0%
14,780	Celanese Corporation, Series A	787,922
680	CF Industries Holdings, Inc.	96,336
1,520	FMC Corporation	130,750
11,480	Interpid Potash Inc., (2)	373,100
80,252	Kuraray Company Limited, (16)	1,175,693
2,350	Minerals Technologies Inc.	155,782
16,544	Mosaic Company	1,120,525
27,125	Nitto Denko Corporation, (16)	1,378,251
24,360	Potash Corporation of Saskatchewan	1,391,206
3,580	Scotts Miracle Gro Company	183,690
5,430	Solutia Inc., (2)	124,076
49,607	Umicore, (16)	2,705,683
2,040	Westlake Chemical Corporation	105,876
	Total Chemicals	9,728,890
	Commercial Banks – 2.3%
25,153	Associated Banc-Corp.	349,627
77,919	Banco Itau Holdings Financeira, S.A., Sponsred ADR	1,834,992
88,591	Banco Santander Central Hispano S.A., (16)	1,020,581
12,100	BNP Paribas SA, (16)	933,018
9,216	Commerce Bancshares Inc.	396,288
6,495	Community Bank System Inc.	161,011
199,562	DnB NOR ASA, (16)	2,780,199
10,030	East West Bancorp Inc.	202,706
7,430	First Financial Bancorp.	124,007
76,091	Hang Seng Bank, (16)	1,217,179
156,530	HSBC Holdings PLC, (16)	1,551,953
60,780	KeyCorp.	506,297
6,340	M&T Bank Corporation	557,603
91,571	Mitsubishi UFJ Financial Group, Inc., ADR, (16)	446,256
298,117	Mizuho Financial Group, (16)	489,993
14,800	Societe Generale, (16)	876,545
83,163	Standard Chartered PLC, (16)	2,184,498
437,000	Sumitomo Mitsui Financial Group, (16)	1,521,079
14,845	Sumitomo Mitsui Financial Group, (16)	457,741
21,355	Sumitomo Mitsui Trust Holdings, (16)	73,034
26,000	Toronto-Dominion Bank	2,204,656
15,280	U.S. Bancorp	389,793
28,460	Wells Fargo & Company	798,588
28,550	Zions Bancorporation	685,486
	Total Commercial Banks	21,763,130

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.2%
27,660	Aggreko PLC, (16)	$856,976
1,600	Clean Harbors, Inc., (2)	165,200
18,245	Republic Services, Inc.	562,858
4,047	Stericycle Inc., (2)	360,669
8,700	Waste Management, Inc.	324,249
	Total Commercial Services & Supplies	2,269,952
	Communications Equipment – 0.5%
7,381	Cisco Systems, Inc., (2)	115,217
1,900	Comtech Telecom Corporation, (2)	53,276
2,375	Interdigital Inc., (2)	97,019
12,450	Motorola Solutions Inc.	573,198
372,000	Nokia Oyj, ADR, (3)	2,388,240
2,520	Plantronics Inc.	92,056
27,220	QUALCOMM, Inc.	1,545,824
	Total Communications Equipment	4,864,830
	Computers & Peripherals – 0.4%
9,031	Apple, Inc., (2)	3,031,436
11,620	EMC Corporation, (2)	320,131
6,450	Network Appliance Inc., (2)	340,431
5,590	SanDisk Corporation, (2)	231,985
6,910	Seagate Technology, (2)	111,666
1,573	Western Digital Corporation, (2)	57,226
	Total Computers & Peripherals	4,092,875
	Construction & Engineering – 0.1%
27,130	Royal Boskalis Westminster NV, (16)	1,283,707
1,762	Shaw Group Inc., (2)	53,230
	Total Construction & Engineering	1,336,937
	Construction Materials – 0.2%
547,000	India Cements Limited, GDR, (16)	871,376
172,359	India Cements Limited, GDR, (16)	273,758
1,750,000	Luks Group Vietnam Holdings Company Limited, (16)	466,338
3,450	Vulcan Materials Company	132,929
	Total Construction Materials	1,744,401
	Consumer Finance – 0.0%
8,260	Discover Financial Services	220,955
	Containers & Packaging – 0.0%
10,510	Boise Inc.	81,873
	Diversified Consumer Services – 0.0%
3,230	Sothebys Holdings Inc.	140,505
	Diversified Financial Services – 0.2%
23,509	Citigroup Inc.	978,915
52,000	Guoco Group Ltd, ADR, (16)	637,902
	Total Diversified Financial Services	1,616,817
	Diversified Telecommunication Services – 0.9%
15,100	CenturyLink Inc.	610,493
60,500	KT Corporation, Sponsored ADR	1,176,120
86,800	Nippon Telegraph and Telephone Corporation, ADR, (3)	2,098,824
56,440	PT Telekomunikasi Indonesia, ADR	1,947,180

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services (continued)
26,650	Telecom Egypt SAE, (16)	$67,804
1,455,000	Telecom Italia S.p.A., (16)	1,692,713
2,082	Telus Corporation	109,513
25,970	Verizon Communications Inc.	966,863
	Total Diversified Telecommunication Services	8,669,510
	Electric Utilities – 1.8%
146,484	Centrais Eletricas Brasileiras S.A., PFD B ADR	2,510,736
17,950	Duke Energy Corporation	337,999
2,280	Edison International	88,350
15,650	Electricite de France S.A., (16)	122,853
93,000	Electricite de France S.A., (16)	3,646,055
96,023	Exelon Corporation, (3)	4,113,625
152,632	Korea Electric Power Corporation, Sponsored ADR	2,025,427
14,610	Northeast Utilities	513,834
4,470	Portland General Electric Company	113,002
12,310	Progress Energy, Inc.	591,003
24,292	RusHydro, (2), (16)	117,816
363,000	RusHydro, (2), (16)	1,746,310
24,580	Southern Company	992,540
4,680	UIL Holdings Corporation	151,398
	Total Electric Utilities	17,070,948
	Electrical Equipment – 0.8%
51,392	ABB Limited, ADR	1,333,622
67,689	ABB Limited, (16)	1,758,716
20,041	Areva CI	747,341
5,480	Cooper Industries Inc.	326,992
18,364	Nidec Corporation, (16)	1,714,468
53,350	Sensata Techologies Holdings	2,008,628
	Total Electrical Equipment	7,889,767
	Electronic Equipment & Instruments – 0.4%
3,700	FLIR Systems Inc., (2)	124,727
59,801	Hoya Corporation, (16)	1,323,906
6,800	Ingram Micro, Inc., Class A, (2)	123,352
125,982	Nippon Electric Glass Company Limited, (16)	1,616,492
1,459	Tech Data Corporation, (2)	71,331
	Total Electronic Equipment & Instruments	3,259,808
	Energy Equipment & Services – 0.5%
62,771	AMEC PLC, (16)	1,096,833
7,915	Cooper Cameron Corporation, (2)	398,045
2,740	FMC Technologies Inc., (2)	122,725
5,500	Global Geophysical Services Inc.	97,900
4,725	Halliburton Company	240,975
3,830	Hornbeck Offshore Services Inc.	105,325
7,410	Oil States International Inc., (2)	592,133
31,230	Parker Drilling Company, (2)	182,696
8,010	Schlumberger Limited	692,064
48,010	Subsea 7 SA, (16)	1,227,960
	Total Energy Equipment & Services	4,756,656
	Food & Staples Retailing – 1.4%
2,131	BJ's Wholesale Club, (2)	107,296
4,480	Costco Wholesale Corporation	363,955
15,290	CVS Caremark Corporation	574,598

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Food & Staples Retailing (continued)
130,811	Jeronimo Martins SGPS, (16)	$2,512,312
83,645	Koninklijke Ahold N.V., (16)	1,124,629
114,724	Kroger Co., (3)	2,845,155
98,506	Wal-Mart Stores, Inc., (3)	5,234,609
	Total Food & Staples Retailing	12,762,554
	Food Products – 1.1%
2,696	Archer-Daniels-Midland Company	81,284
1,050	Diamond Foods Inc.	80,157
5,790	Flowers Foods Inc.	127,612
8,740	General Mills, Inc.	325,303
14,850	H.J. Heinz Company	791,208
18,235	Hershey Foods Corporation	1,036,660
8,290	Kraft Foods Inc.	292,057
1,890	McCormick & Company, Incorporated	93,687
21,460	Mead Johnson Nutrition Company, Class A Shares	1,449,623
31,966	Nestle S.A., (16)	1,989,196
2,780	Tootsie Roll Industries Inc.	81,343
74,824	Tyson Foods, Inc., Class A, (3)	1,453,082
76,130	Unilever PLC, ADR, (16)	2,456,414
	Total Food Products	10,257,626
	Gas Utilities – 0.1%
2,600	National Fuel Gas Company	189,280
16,940	Questar Corporation	300,007
	Total Gas Utilities	489,287
	Health Care Equipment & Supplies – 0.3%
5,770	Align Technology, Inc., (2)	131,556
3,920	Baxter International, Inc.	233,985
9,080	Becton, Dickinson and Company	782,424
1,810	C. R. Bard, Inc.	198,847
18,190	CareFusion Corporation, (2)	494,222
1,390	Cooper Companies, Inc.	110,144
5,910	Edwards Lifesciences Corporation, (2)	515,234
5,760	Hologic Inc., (2)	116,179
5,120	Masimo Corporation	151,962
2,300	Steris Corporation	80,454
	Total Health Care Equipment & Supplies	2,815,007
	Health Care Providers & Services – 1.1%
81,109	Aetna Inc., (3)	3,576,096
1,550	Air Methods Corporation, (2)	115,847
25,410	AmerisourceBergen Corporation	1,051,974
2,280	Centene Corporation, (2)	81,008
7,580	Express Scripts, Inc., (2)	409,168
12,750	Five Star Quality Care Inc.	74,078
26,233	Fresenius Medical Care, ADR, (16)	1,962,095
7,340	HealthSouth Corporation, (2)	192,675
7,470	Humana Inc., (2)	601,634
3,247	Lincare Holdings	95,040
13,680	McKesson HBOC Inc.	1,144,332
2,950	Molina Healthcare Inc.	80,004
3,660	Owens and Minor Inc.	126,233
68,000	Profarma Distribuidora de Produtos Farmaceuticos SA	649,217
4,760	Quest Diagnostics Incorporated	281,316
	Total Health Care Providers & Services	10,440,717

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.2%
6,110	Ameristar Casinos, Inc.	$144,868
800	Chipotle Mexican Grill, (2)	271,207
19,731	Herbst Gaming Inc., (16)	234,307
10,130	MGM Mirage Inc., (2)	133,817
2,200	Red Robin Gourmet Burgers, Inc., (2)	80,036
16,350	Scientific Games Corporation	169,059
14,030	Starbucks Corporation	554,045
3,030	Vail Resorts, Inc.	140,047
4,180	YUM! Brands, Inc.	230,903
	Total Hotels, Restaurants & Leisure	1,958,289
	Household Durables – 0.3%
57,999	Brookfield Residential Properties Inc.	575,350
6,877	Brookfield Residential Properties Inc.	67,740
267,112	Oriental Weavers Company, (16)	1,320,151
1,965	Tempur Pedic International Inc., (2)	133,266
2,530	Tupperware Corporation	170,649
3,518	Whirlpool Corporation	286,084
	Total Household Durables	2,553,240
	Household Products – 0.2%
2,020	Colgate-Palmolive Company	176,568
9,870	Kimberly-Clark Corporation	656,947
9,880	Procter & Gamble Company	628,072
	Total Household Products	1,461,587
	Independent Power Producers & Energy Traders – 0.0%
7,440	AES Corporation, (2)	94,786
	Industrial Conglomerates – 0.5%
233,172	Fraser and Neave Limited, (16)	1,101,700
58,480	General Electric Company	1,102,933
14,980	Rheinmetall AG, (16)	1,325,169
9,350	Siemens AG, Sponsored ADR, (16)	1,284,884
	Total Industrial Conglomerates	4,814,686
	Insurance – 1.3%
6,350	Alterra Capital Holdings Limited	141,605
16,642	Aon Corporation	853,735
2,493	Axis Capital Holdings Limited	77,183
3,680	Delphi Financial Group, Inc.	107,493
1,022	Endurance Specialty Holdings Limited	42,239
4,110	Everest Reinsurance Group Ltd	335,993
42,354	Hannover Rueckversicherung AG, (16)	2,202,660
9,680	Hartford Financial Services Group, Inc.	255,262
22,322	Lincoln National Corporation	635,954
928	Loews Corporation	39,060
4,100	Marsh & McLennan Companies, Inc.	127,879
8,820	Meadowbrook Insurance Group, Inc.	87,406
49,000	Mitsui Sumitomo Insurance Company Limited, (16)	1,146,935
6,694	MS&AD Insurance Group Holdiongs Inc., (16)	77,918
9,290	National Financial Partners Corp., (2)	107,207
6,388	Old Republic International Corporation	75,059
1,970	PartnerRe Limited	135,635
6,310	Primerica Inc.	138,631
105,446	Prudential Corporation PLC, (16)	1,217,565
3,400	Prudential Financial, Inc.	216,206
4,270	Reinsurance Group of America Inc.	259,872

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Insurance (continued)
42,790	SCOR SE, ADR, (16)	$1,214,556
18,250	Symetra Financial Corporation	245,098
5,060	Tower Group Inc.	120,529
33,560	Willis Group Holdings PLC	1,379,652
5,810	WR Berkley Corporation	188,476
25,020	XL Capital Ltd, Class A	549,940
	Total Insurance	11,979,748
	Internet & Catalog Retail – 0.1%
1,190	Amazon.com, Inc., (2)	243,343
17,920	Expedia, Inc.	519,501
	Total Internet & Catalog Retail	762,844
	Internet Software & Services – 0.2%
3,070	Akamai Technologies, Inc., (2)	96,613
1,341	eBay Inc., (2)	43,274
918	Google Inc., Class A, (2)	464,857
5,340	IAC/InterActiveCorp., (2)	203,828
3,256	Rackspace Hosting Inc., (2)	139,161
25,145	Tencent Holdings Limited, (16)	686,917
	Total Internet Software & Services	1,634,650
	IT Services – 0.6%
11,820	Accenture Limited	714,164
24,210	Automatic Data Processing, Inc.	1,275,383
7,270	CoreLogic Inc.	121,482
5,450	CSG Systems International Inc., (2)	100,716
14,225	International Business Machines Corporation (IBM)	2,440,299
1,175	MasterCard, Inc.	354,075
1,900	Maximus Inc.	157,187
3,880	Teradata Corporation, (2)	233,576
2,981	VeriFone Holdings Inc., (2)	132,207
3,125	Wright Express Corporation, (2)	162,719
	Total IT Services	5,691,808
	Leisure Equipment & Products – 0.1%
1,491	Polaris Industries Inc.	165,754
16,000	Sankyo Company Ltd, (16)	826,681
	Total Leisure Equipment & Products	992,435
	Life Sciences Tools & Services – 0.1%
7,600	Affymetrix, Inc., (2)	60,268
1,910	Agilent Technologies, Inc., (2)	97,620
920	Bio-Rad Laboratories Inc., (2)	109,811
7,780	Life Technologies Corporation, (2)	405,105
7,140	Waters Corporation, (2)	683,584
	Total Life Sciences Tools & Services	1,356,388
	Machinery – 1.0%
1,104	AGCO Corporation, (2)	54,493
2,980	Astecx Industries Inc.	110,200
12,420	Caterpillar Inc.	1,322,233
12,460	Cummins Inc.	1,289,485
3,020	Deere & Company	248,999
1,910	Dover Corporation	129,498
6,460	Eaton Corporation	332,367
4,340	Greenbrier Companies Inc., (2)	85,758

Nuveen Investments

Shares	Description (1)	Value
	Machinery (continued)
839	Japan Steel Works Limited, (16)	$57,035
35,991	Kone OYJ, (16)	2,261,076
7,836	Meritor Inc.	125,689
29,433	Nabtesco Corporation	708,542
1,760	Nordson Corporation	96,536
5,120	Oshkosh Truck Corporation, (2)	148,173
6,180	Parker Hannifin Corporation	554,593
1,860	Sauer-Danfoss, Inc.	93,725
12,910	Timken Company	650,664
2,700	Trinity Industries Inc.	94,176
3,097	Twin Disc, Inc.	119,637
11,080	Vallourec SA, (16)	1,350,826
	Total Machinery	9,833,705
	Marine – 0.1%
39,600	Stolt-Nielsen S.A.	902,811
	Media – 0.6%
32,027	Citadel Broadcasting Corporation, (2)	1,068,100
23,245	Comcast Corporation, Class A	589,028
11,896	DIRECTV Group, Inc., (2)	604,555
6,350	Liberty Media Starz, (2)	477,774
2,455	Madison Square Garden Inc., (2)	67,586
14,297	Metro-Goldwyn-Mayer, (16)	320,371
10,100	Scripps Networks Interactive, Class A Shares	493,688
1,104	Time Warner Cable, Class A	86,156
18,920	Viacom Inc., Class B	964,920
9,940	Virgin Media, Inc.	297,504
78,450	WPP Group PLC, (16)	982,810
	Total Media	5,952,492
	Metals & Mining – 3.7%
89,335	AngloGold Ashanti Limited, Sponsored ADR, (3)	3,760,110
122,250	Barrick Gold Corporation, (3)	5,536,703
44,513	BHP Billiton PLC, ADR, (16)	2,103,724
1,280	Cliffs Natural Resources Inc.	118,336
28,100	Freeport-McMoRan Copper & Gold, Inc.	1,486,490
287,031	Gold Fields Limited, Sponsored ADR, (3)	4,187,782
360,000	Gran Colombia Gold Corporation	302,348
81,160	Iluka Resources Limited, (16)	1,468,121
21,159	Kinross Gold Corporation	334,312
3,636	Newcrest Mining Limited, Sponsored ADR, (16)	147,258
95,300	Newcrest Mining Limited, (16)	3,861,531
92,381	Newmont Mining Corporation, (3)	4,985,803
11,201	NovaGold Resources Inc., (2)	103,049
69,540	Polyus Gold Company, ADR, (16)	2,190,510
31,660	Rio Tinto Limited, (16)	2,833,846
3,090	RTI International Metals, Inc., (2)	118,563
5,200	Steel Dynamics Inc.	84,500
3,660	Stillwater Mining Company	80,557
12,160	Titanium Metals Corporation, (2)	222,771
2,179,909	Village Main Reef Limited, (16)	399,681
9,490	Walter Industries Inc.	1,098,942
	Total Metals & Mining	35,424,937
	Multiline Retail – 0.3%
3,305	Dillard's, Inc., Class A	172,323
17,420	Macy's, Inc.	509,361

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Multiline Retail (continued)
46,951	Next PLC, (16)	$1,754,165
	Total Multiline Retail	2,435,849
	Multi-Utilities – 0.2%
8,837	Ameren Corporation	254,859
7,720	Consolidated Edison, Inc.	411,013
14,800	Dominion Resources, Inc.	714,396
2,440	OGE Energy Corp.	122,781
2,950	Sempra Energy	155,996
	Total Multi-Utilities	1,659,045
	Office Electronics – 0.1%
23,343	Canon Inc., (16)	1,110,340
	Oil, Gas & Consumable Fuels – 3.5%
2,480	Apache Corporation	306,007
9,273	Arch Coal Inc.	247,218
97,730	BG Group PLC, (16)	2,219,050
154,130	Cameco Corporation, (3)	4,061,326
93,861	Chesapeake Energy Corporation, (3)	2,786,733
5,400	Cimarex Energy Company	485,568
7,990	Cloud Peak Energy Inc.	170,187
11,120	ConocoPhillips	836,113
14,300	Continental Resources Inc., (2)	928,213
4,760	Devon Energy Corporation	375,136
10,430	El Paso Corporation	210,686
2,220	EOG Resources, Inc.	232,101
2,810	Exxon Mobil Corporation	228,678
84,000	Gazprom OAO, ADR, (16)	1,226,228
8,795	Hess Corporation	657,514
4,300	Murphy Oil Corporation	282,338
4,510	Newfield Exploration Company, (2)	306,770
146,560	Nexen Inc., (3)	3,297,600
7,200	Niko Resources Limited	449,491
4,495	Occidental Petroleum Corporation	467,660
5,850	Peabody Energy Corporation	344,624
2,900	Petrobras Energia S.A., ADR	56,173
13,500	Petrohawk Energy Corporation, (2)	333,045
10,590	Petroquest Energy Inc., (2)	74,342
3,500,000	PT Medco Energi Internasional TBK, (16)	962,161
6,550	QEP Resources Inc., (2)	273,987
39,030	Range Resources Corporation, (3)	2,166,165
34,290	Repsol YPF S.A, (16)	1,189,365
74,170	Royal Dutch Shell PLC, Class B, Sponsored ADR, (16)	2,646,826
3,230	SM Energy Company	237,340
44,170	StatoilHydro ASA, Sponsored ADR, (16)	1,118,208
7,110	Stone Energy Corporation, (2)	216,073
47,618	Suncor Energy, Inc., (3)	1,861,864
15,620	Tesoro Corporation	357,854
28,675	Total S.A., (16)	1,657,801
1,620	Whiting Petroleum Corporation, (2)	92,194
	Total Oil, Gas & Consumable Fuels	33,362,639
	Paper & Forest Products – 0.1%
4,440	Domtar Corporation	420,557
	Personal Products – 0.0%
11,080	Prestige Brands Holdings Inc.	142,267

Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals – 1.7%
24,800	AstraZeneca Group, Sponsored ADR, (3)	$1,241,736
27,280	AstraZeneca Group, (16)	1,363,490
19,278	Bristol-Myers Squibb Company	558,291
81,728	Eli Lilly and Company, (3)	3,067,252
1,524	Forest Laboratories, Inc., (2)	59,954
24,370	Johnson & Johnson, (3)	1,621,092
16,455	Merck & Company Inc.	580,697
21,236	Novartis AG, Sponsored ADR, (16)	1,301,493
12,720	Novo Nordisk A/S, (16)	1,593,552
29,670	Pfizer Inc., (3)	611,202
20,817	Sanofi-Aventis, S.A., (16)	1,674,532
24,490	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,180,908
2,650	Warner Chilcott Limited, (2)	63,945
21,530	Watson Pharmaceuticals Inc., (2)	1,479,757
	Total Pharmaceuticals	16,397,901
	Professional Services – 0.0%
2,630	Acacia Research, (2)	96,495
1,560	Towers Watson & Company, Class A Shares	102,508
	Total Professional Services	199,003
	Real Estate – 0.6%
30,860	Annaly Capital Management Inc.	556,714
23,530	Anworth Mortgage Asset Corporation	176,710
2,340	Camden Property Trust	148,871
11,160	Digital Realty Trust Inc.	689,465
10,950	Duke Realty Corporation	153,410
5,900	Dupont Fabros Technology Inc.	148,680
2,720	Equity Lifestyles Properties Inc.	169,837
1,400	Essex Property Trust Inc.	189,406
2,120	Home Properties New York, Inc.	129,066
5,450	LaSalle Hotel Properties	143,553
2,272	PS Business Parks Inc.	125,187
5,540	Ramco-Gershenson Properties Trust	68,585
9,180	Rayonier Inc.	599,913
6,089	Simon Property Group, Inc.	707,724
2,400	Taubman Centers Inc.	142,080
111,300	Westfield Group, (16)	1,037,376
111,300	Westfield Realty Trust, (16)	324,434
	Total Real Estate	5,511,011
	Real Estate Management & Development – 0.4%
67,160	Brookfield Properties Corporation	1,297,310
246,918	Hysan Development Company, (16)	1,229,695
2,300	Jones Lang LaSalle Inc.	216,890
31,500	Solidere, GDR, 144A, (16)	550,305
	Total Real Estate Management & Development	3,294,200
	Road & Rail – 0.5%
19,530	CSX Corporation	512,077
7,967	East Japan Railway Company, (16)	76,324
21,700	East Japan Railway Company, (16)	1,242,776
3,640	Genesee & Wyoming Inc.	213,450
7,150	Hertz Global Holdings Inc., (2)	113,542
5,560	J.B. Hunt Transports Serives Inc.	261,820
15,440	Kansas City Southern Industries, (2)	916,055
2,550	Norfolk Southern Corporation	191,072
7,430	Ryder System, Inc.	422,396

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Road & Rail (continued)
16,500	West Japan Railway Company, (16)	$644,143
	Total Road & Rail	4,593,655
	Semiconductors & Equipment – 0.3%
46,880	ASM Lithography Holding NV, (16)	1,729,157
23,240	Cypress Semiconductor Corporation, (2)	491,294
15,000	Intel Corporation	332,400
8,860	KLA-Tencor Corporation	358,653
11,890	Micron Technology, Inc., (2)	88,937
10,660	ON Semiconductor Corporation, (2)	111,610
14,780	Silicon Image, Inc., (2)	95,479
	Total Semiconductors & Equipment	3,207,530
	Software – 0.5%
3,240	Advent Software Inc., (2)	91,271
5,150	Ansys Inc., (2)	281,551
2,350	BMC Software, Inc., (2)	128,545
3,150	CommVault Systems, Inc., (2)	140,018
2,740	Manhattan Associates Inc., (2)	94,366
1,270	Micros Systems, Inc., (2)	63,132
114,750	Microsoft Corporation, (3)	2,983,500
21,690	Oracle Corporation	713,818
2,080	Rovi Corporation, (2)	119,309
1,050	Salesforce.com, Inc., (2)	156,429
2,190	VirnetX Holding Corporation	63,379
	Total Software	4,835,318
	Specialty Retail – 0.4%
5,590	Advance Auto Parts, Inc.	326,959
7,100	Best Buy Co., Inc.	223,011
2,320	Body Central Corporation	54,590
9,740	CarMax, Inc., (2)	322,102
7,350	Home Depot, Inc.	266,216
13,280	Limited Brands, Inc.	510,615
6,330	Tiffany & Co.	497,030
13,050	Tractor Supply Company	872,783
24,330	Williams-Sonoma Inc.	887,801
	Total Specialty Retail	3,961,107
	Textiles, Apparel & Luxury Goods – 0.5%
70,570	Burberry Group PLC, (16)	1,641,080
800	Fossil Inc., (2)	94,175
9,710	LVMH Moet Hennessy, (16)	1,744,857
3,830	Oxford Industries Inc.	129,300
455,455	Yue Yuen Industrial Holdings Limited, (16)	1,448,801
	Total Textiles, Apparel & Luxury Goods	5,058,213
	Tobacco – 0.5%
17,950	Alliance One International, Inc., (2)	57,978
23,710	Altria Group, Inc.	626,180
33,910	British American Tobacco PLC, (16)	1,487,006
29,500	Eastern Tobacco, (16)	520,403
19,415	Philip Morris International	1,296,339
14,290	Reynolds American Inc.	529,444
	Total Tobacco	4,517,350

Nuveen Investments

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.3%
4,657	CAI International Inc.	$96,213
146,464	Mitsui & Company Limited, (16)	2,532,380
5,410	United Rentals Inc.	137,413
	Total Trading Companies & Distributors	2,766,006
	Water Utilities – 0.0%
2,230	American Water Works Company	65,673
	Wireless Telecommunication Services – 0.6%
23,556	Millicom International Cellular S.A., (16)	2,467,947
128,286	Turkcell Iletisim Hizmetleri A.S., ADR, (3)	1,738,274
460,240	Vodafone Group PLC, (16)	1,220,390
	Total Wireless Telecommunication Services	5,426,611
	Total Common Stocks (cost $299,336,162)	342,568,773

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.0% (0.8% of Total Investments)
	Capital Markets – 0.0%
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	$246,500
	Commercial Banks – 0.4%
3,500	Credit Suisse AG	7.875%	BBB+	3,631,250
	Food Products – 0.1%
5,300	Bunge Limited, Convertible Bonds	4.875%	Ba1	532,650
	Gas Utilities – 0.0%
3,915	El Paso Energy Capital Trust I, Convertible Preferred	4.750%	B	174,296
	Health Care Providers & Services – 0.0%
8,350	Omnicare Capital Trust II, Series B	4.000%	B	401,635
	Independent Power Producers & Energy Traders – 0.1%
14,462	AES Trust III, Convertible Preferred	6.750%	B	712,398
	Insurance – 0.0%
5,150	Aspen Insurance Holdings Limited	5.625%	BBB-	266,770
	Machinery – 0.1%
7,050	Stanley, Black, and Decker Inc.	4.750%	BBB+	857,774
	Media – 0.0%
100	Interpublic Group Companies Inc., Convertible Notes	0.000%	B+	106,500
	Oil, Gas & Consumable Fuels – 0.1%
1,000	Chesapeake Energy Corporation, Convertible	5.750%	B+	1,260,000
	Real Estate – 0.2%
22,483	CommonWealth REIT, Convertible Debt	6.500%	Baa3	501,371
19,650	Health Care REIT, Inc., Convertible Bonds	6.500%	Baa3	1,012,171
	Total Real Estate			1,513,542
	Total Convertible Preferred Securities (cost $9,457,955)			9,703,315

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 31.7% (24.2% of Total Investments)
	Capital Markets – 3.2%
91,000	Ameriprise Financial, Inc.	7.750%	A	$2,497,040
70,437	BNY Capital Trust V, Series F	5.950%	A1	1,779,943
95,044	Credit Suisse	7.900%	A3	2,500,608
886,930	Deutsche Bank Capital Funding Trust II	6.550%	BBB	21,241,974
8,000	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	192,240
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	470,554
8,000	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	184,480
1,000	Goldman Sachs Group Inc.	6.125%	A1	24,940
1,500,000	Macquarie PMI LLC	8.375%	BBB	1,590,075
600	Morgan Stanley Capital Trust III	6.250%	Baa2	14,676
2,700	Morgan Stanley Capital Trust IV	6.250%	Baa2	65,178
	Total Capital Markets			30,561,708
	Commercial Banks – 2.6%
1,000	ABN AMRO North America Capital Funding, 144A	6.968%	BB	685,938
334,600	Banco Santander Finance	10.500%	A-	9,395,568
14,600	Barclays Bank PLC	7.750%	A-	374,928
36,900	Barclays Bank PLC	7.100%	A+	935,415
59,300	BB&T Capital Trust VI	9.600%	Baa1	1,594,577
73,300	BB&T Capital Trust VII	8.100%	Baa1	1,918,994
3,450	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	488,037
2,000,000	HSBC Bank PLC	1.000%	A	1,220,000
16,300	HSBC Holdings PLC, (2)	8.000%	A-	443,197
22,700	HSBC Holdings PLC	6.200%	A-	554,334
14,500	HSBC USA Inc., Series F	2.858%	A-	688,750
1,900	KeyCorp Capital Trust IX	6.750%	Baa3	48,051
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,976,269
500,000	National Australia Bank	8.000%	A+	542,600
400	National City Capital Trust II	6.625%	BBB	10,200
3,600	Wells Fargo & Company, Convertible Bond	7.500%	A-	3,816,000
	Total Commercial Banks			24,692,858
	Diversified Financial Services – 3.2%
3,060	Bank of America Corporation	7.250%	BB+	3,063,672
33,000	Citigroup Capital Trust XI	6.000%	BB+	769,560
5,400	Citigroup Capital Trust XII	8.500%	BB+	139,428
125,768	Citigroup Capital XIII	7.875%	BB+	3,493,835
40,000	Citigroup Capital XVI	6.450%	BB+	964,000
16,300	Citigroup Capital XVII	6.350%	BB+	389,244
32,600	Countrywide Capital Trust IV	6.750%	Baa3	806,850
644,975	ING Groep N.V	7.050%	BBB-	15,763,189
114,469	JPMorgan Chase Capital Trust XI	5.875%	A2	2,862,870
38,700	JPMorgan Chase Capital Trust XXIX	6.700%	A2	983,754
2,200	MBNA Corporation, Capital Trust	8.125%	Baa3	55,880
43,650	Merrill Lynch Capital Trust II	6.450%	Baa3	1,033,196
	Total Diversified Financial Services			30,325,478
	Diversified Telecommunication Services – 0.4%
164,547	Telephone and Data Systems Inc.	6.875%	Baa2	4,146,584
	Electric Utilities – 0.2%
59,800	Entergy Texas Inc.	7.875%	BBB+	1,734,200
	Food Products – 0.2%
25,000	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,244,533

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Insurance – 5.3%
624,430	Aegon N.V.	6.375%	BBB	$14,742,792
24,200	Allianz SE	8.375%	A+	633,738
2,611	Arch Capital Group Limited, Series B	7.875%	BBB	66,319
332,571	Arch Capital Group Limited	8.000%	BBB	8,430,675
2,505	Assured Guaranty Municipal Holdings	6.250%	A+	57,665
2,750,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	2,748,386
275,756	EverestRe Capital Trust II	6.200%	Baa1	6,714,659
557,569	PartnerRe Limited	6.750%	BBB+	13,755,227
64,810	PLC Capital Trust III	7.500%	BBB	1,637,749
5,800	PLC Capital Trust IV	7.250%	BBB	145,058
2,000	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	47,740
32,197	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	801,383
	Total Insurance			49,781,391
	Media – 4.3%
464,395	CBS Corporation	6.750%	BBB-	11,823,497
475,431	Comcast Corporation	7.000%	BBB+	12,075,947
97,000	Comcast Corporation	6.625%	BBB+	2,495,810
577,046	Viacom Inc.	6.850%	BBB+	14,639,657
	Total Media			41,034,911
	Multi-Utilities – 1.1%
216,300	Dominion Resources Inc.	8.375%	BBB	6,188,343
157,583	Xcel Energy Inc.	7.600%	BBB	4,333,533
	Total Multi-Utilities			10,521,876
	Oil, Gas & Consumable Fuels – 1.1%
422,177	Nexen Inc.	7.350%	BB+	10,740,183
	Real Estate – 9.3%
626,822	CommomWealth REIT	7.125%	Baa3	15,739,500
2,300	Duke Realty Corporation, Series O	8.375%	Baa3	62,238
1,400	Harris Preferred Capital Corporation, Series A	7.375%	A-	35,294
317,306	Kimco Realty Corporation, Series F	6.650%	Baa2	7,888,227
109,832	Kimco Realty Corporation, Series G	7.750%	Baa2	2,862,222
35,862	Kimco Realty Corporation, Series H	6.900%	Baa2	902,647
40,882	Prologis Inc.	8.540%	Baa3	2,199,963
2,000	PS Business Parks, Inc.	0.000%	BBB-	50,640
33,774	Public Storage, Inc., Series C	6.600%	BBB+	852,118
43,700	Public Storage, Inc., Series E	6.750%	BBB+	1,106,047
9,359	Public Storage, Inc., Series H	6.950%	BBB+	236,596
21,539	Public Storage, Inc., Series M	6.625%	BBB+	554,629
23,500	Public Storage, Inc., Series Q	6.500%	BBB+	602,070
214,997	Public Storage, Inc.	6.750%	BBB+	5,493,173
205,058	Realty Income Corporation	6.750%	Baa2	5,243,333
109,768	Regency Centers Corporation	7.450%	Baa3	2,773,837
143,828	Vornado Realty LP	7.875%	BBB	3,940,887
857,862	Wachovia Preferred Funding Corporation	7.250%	A-	22,158,575
583,830	Weingarten Realty Trust, Preferred Securities	6.750%	Baa3	14,560,720
	Total Real Estate			87,262,716
	U.S. Agency – 0.7%
108,000	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	4,900,500
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,627,500
	Total U.S. Agency			6,528,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value
	Wireless Telecommunication Services – 0.1%
17,026	Telephone and Data Systems Inc.	7.000%		Baa2	$430,076
5,000	United States Cellular Corporation	6.950%		Baa2	125,249
	Total Wireless Telecommunication Services				555,325
	Total $25 Par (or similar) Preferred Securities (cost $294,536,174)				300,129,763
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 8.7% (6.6% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	5.280%	7/31/14	B+	$573,990
552	DAE Aviation Holdings, Inc., Term Loan B2	5.280%	7/31/14	B+	551,512
1,126	Total Aerospace & Defense				1,125,502
	Airlines – 0.1%
1,000	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	992,917
	Automobiles – 0.2%
1,200	Chrysler Group LLC, Term Loan	6.000%	5/24/17	Ba2	1,172,000
398	Ford Motor Company, Term Loan	2.940%	12/15/13	Ba2	397,799
1,598	Total Automobiles				1,569,799
	Biotechnology – 0.1%
900	Grifols, Term Loan	6.000%	6/01/17	BB	905,250
	Chemicals – 0.1%
995	Univar, Inc., Term Loan	5.000%	6/30/17	B2	994,733
	Communications Equipment – 0.6%
1,312	Avaya Inc., Term Loan	5.250%	10/24/14	B+	1,265,231
2,636	Avaya Inc., Term Loan	1.000%	10/26/17	B1	2,548,068
1,122	CommScope Inc., Term Loan	5.000%	1/14/18	BB	1,127,546
867	Intelsat, Term Loan	5.250%	4/02/18	N/R	870,639
5,937	Total Communications Equipment				5,811,484
	Consumer Finance – 0.1%
900	Springleaf Financial Funding Company, Term Loan	5.500%	5/06/17	B3	884,156
	Diversified Consumer Services – 0.1%
953	Cengage Learning Acquisitions, Inc., Term Loan	2.500%	7/03/14	B+	857,500
	Diversified Financial Services – 0.0%
175	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	174,935
	Electric Utilities – 0.1%
930	TXU Corporation, 2014 Term Loan	3.690%	10/10/14	B2	780,490
	Electrical Equipment – 0.0%
224	Allison Transmission Holdings, Inc., Term Loan	2.940%	8/07/14	B	220,253
	Food & Staples Retailing – 0.2%
1,990	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B2	1,870,259
	Food Products – 0.5%
2,250	Del Monte Foods Company, Term Loan	4.500%	3/08/18	Ba3	2,247,538
1,200	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,200,376

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Food Products (continued)
$993	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	$1,000,978
4,443	Total Food Products				4,448,892
	Health Care Providers & Services – 0.7%
80	Community Health Systems, Inc., Delayed Term Loan	2.504%	7/25/14	BB-	77,421
439	Community Health Systems, Inc., Extended Term Loan	3.754%	1/25/17	B3	429,096
1,586	Community Health Systems, Inc., Term Loan	2.504%	7/25/14	BB	1,535,589
898	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	896,067
1,200	Golden Living, Term Loan	5.000%	5/04/18	B1	1,178,994
750	HCA, Inc., Tranche B3, Term Loan	3.496%	5/01/18	BB+	739,636
1,122	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	1,121,626
1,200	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,180,500
7,275	Total Health Care Providers & Services				7,158,929
	Hotels, Restaurants & Leisure – 0.7%
1,480	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B3	1,501,707
507	Harrah's Operating Company, Inc., Term Loan B2	3.247%	1/28/15	B-	456,553
345	Herbst Gaming, LLC, Term Loan	10.000%	12/31/15	B+	355,760
132	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	CCC	126,836
1,359	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	1,304,440
554	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	552,218
134	Travelport LLC, Letter of Credit	4.746%	8/23/15	Caa1	128,605
470	Travelport LLC, Term Loan	4.746%	8/21/15	Ba2	450,627
422	Venetian Casino Resort LLC, Delayed Term Loan	2.690%	11/23/16	B2	409,908
1,329	Venetian Casino Resort LLC, Tranche B, Term Loan	2.690%	11/23/16	B2	1,290,246
6,732	Total Hotels, Restaurants & Leisure				6,576,900
	Household Products – 0.1%
995	Visant Corporation, Term Loan	5.250%	12/22/16	B3	994,690
	Independent Power Producers & Energy Traders – 0.1%
1,017	AES Corporation, Term Loan	4.250%	5/27/18	BB+	1,019,994
	Industrial Conglomerates – 0.1%
599	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B3	582,540
	IT Services – 0.6%
620	First Data Corporation, Extended Term Loan	4.186%	3/24/18	B1	570,316
66	First Data Corporation, Term Loan B1	2.936%	9/24/14	Ba3	61,274
864	Frac Tech International LLC, Term Loan	6.250%	5/03/16	B+	863,806
814	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.940%	7/28/15	N/R	789,967
1,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2, WI/DD	TBD	TBD	B+	990,000
1,561	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.940%	7/28/15	B+	1,521,612
768	SunGard Data Systems, Inc., Term Loan B	1.939%	2/28/14	BB	750,819
5,693	Total IT Services				5,547,794
	Leisure Equipment & Products – 0.1%
477	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	479,263
	Media – 1.3%
555	Cequel Communications LLC, Term Loan B	2.190%	11/05/13	B-	551,491
2,925	Charter Communications Operating Holdings LLC, Term Loan C	3.500%	9/06/16	N/R	2,919,237
401	Citadel Broadcasting Corporation, Term Loan, (7)	4.250%	12/30/16	Baa3	401,518
654	Gray Television, Inc., Term Loan B	3.700%	12/31/14	B	643,909
33	Nielsen Finance LLC, Term Loan A	2.190%	8/09/13	Ba3	32,566
1,225	Nielsen Finance LLC, Term Loan B	3.940%	5/02/16	BB	1,224,757
542	Nielsen Finance LLC, Term Loan C	3.440%	5/02/16	B+	540,266
332	SuperMedia, Term Loan	11.000%	12/31/15	B-	201,527

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Media (continued)
$675	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	D	$459,468
5,281	Univision Communications, Inc., Term Loan	4.436%	3/31/17	B2	5,027,242
12,623	Total Media				12,001,981
	Metals & Mining – 0.1%
773	John Maneely Company, Term Loan	4.750%	4/01/17	BB-	776,435
	Multiline Retail – 0.1%
1,200	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	1,186,841
	Oil, Gas & Consumable Fuels – 0.2%
1,935	CCS Income Trust, Term Loan	3.246%	11/14/14	BB-	1,843,969
	Personal Products – 0.1%
931	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	931,582
	Pharmaceuticals – 0.2%
960	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	955,500
1,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa2	1,040,000
1,960	Total Pharmaceuticals				1,995,500
	Real Estate – 0.2%
1,673	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	B2	1,650,743
	Real Estate Management & Development – 0.3%
987	Capital Automotive LP, Tranche B	5.000%	3/11/17	B+	989,085
1,050	LNR Property Corporation, Term Loan	4.750%	4/29/16	Ba2	1,053,281
1,133	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	Caa1	1,011,218
3,170	Total Real Estate Management & Development				3,053,584
	Road & Rail – 0.1%
1,135	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	B1	1,144,188
	Semiconductors & Equipment – 0.3%
1,987	Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	1,980,526
998	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B3	1,003,423
2,985	Total Semiconductors & Equipment				2,983,949
	Specialty Retail – 1.0%
440	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/17/18	B1	437,140
1,149	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,149,583
2,244	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	2,242,972
1,237	Claire's Stores, Inc., Term Loan B	3.023%	5/29/14	N/R	1,129,912
1,000	J Crew Group, Term Loan	4.750%	3/07/18	BB+	963,063
1,833	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,810,416
821	Michaels Stores, Inc., Term Loan B1	2.537%	10/31/13	N/R	808,854
1,105	Michaels Stores, Inc., Term Loan B2	4.787%	7/31/16	B	1,103,236
9,829	Total Specialty Retail				9,645,176
	Wireless Telecommunication Services – 0.2%
1,928	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	Caa1	1,630,108
$84,101	Total Variable Rate Senior Loan Interests (cost $82,254,370)				81,840,336

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 11.3% (8.7% of Total Investments)
	Aerospace & Defense – 0.1%
$350	Alliant Techsystems Inc., Convertible Bonds	2.750%	9/15/11	BB-	$351,313
650	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	662,188
300	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB-	309,000
1,300	Total Aerospace & Defense				1,322,501
	Auto Components – 0.1%
400	BorgWarner Inc.	3.500%	4/15/12	BBB	988,000
200	TRW Automotive Inc., Convertible Bond, 144A	3.500%	12/01/15	Ba2	422,500
600	Total Auto Components				1,410,500
	Automobiles – 0.1%
650	Ford Motor Company, Convertible Bonds	4.250%	11/15/16	Ba3	1,113,938
	Beverages – 0.0%
250	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	274,375
	Biotechnology – 0.3%
2,411	Amgen Inc.	0.375%	2/01/13	A+	2,420,041
400	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B	576,500
2,811	Total Biotechnology				2,996,541
	Capital Markets – 0.3%
700	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	777,000
500	Ares Capital Corporation, Convertible Bond	5.125%	6/01/16	BBB	505,625
511	Jefferies Group Inc., Convertible Bond	3.875%	11/01/29	BBB	511,000
400	MF Global Holdings, Convertible Bond	1.875%	2/01/16	Baa2	396,500
200	MF Global Limited, Convertible Bonds	9.000%	6/20/38	Baa2	230,500
2,311	Total Capital Markets				2,420,625
	Commercial Services & Supplies – 0.0%
300	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	340,875
	Communications Equipment – 0.4%
400	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	389,500
700	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	592,375
3,175	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	3,095,625
4,275	Total Communications Equipment				4,077,500
	Computers & Peripherals – 0.9%
1,000	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,713,750
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	1,051,500
1,050	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	1,799,438
750	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,314,375
1,400	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	1,352,750
850	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB-	898,875
5,650	Total Computers & Peripherals				8,130,688
	Containers & Packaging – 0.1%
695	Owens-Brockway Glass Containers	3.000%	6/01/15	BB	684,575
	Diversified Consumer Services – 0.1%
200	Coinstar Inc., Convertible Bond	4.000%	9/01/14	BB+	306,500
250	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB	351,250
450	Total Diversified Consumer Services				657,750

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Financial Services – 0.1%
$600	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	$602,250
300	PHH Corporation, Convertible Bond	4.000%	9/01/14	BB+	325,875
900	Total Diversified Financial Services				928,125
	Diversified Telecommunication Services – 0.1%
685	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	839,981
	Electrical Equipment – 0.1%
487	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	525,960
323	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	444,529
810	Total Electrical Equipment				970,489
	Electronic Equipment & Instruments – 0.2%
364	Anixter International Inc., Convertible Bond	1.000%	2/15/13	B+	431,795
350	Itron Inc.	2.500%	8/01/26	B+	350,875
461	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	479,440
200	Vishay Intertechnology Inc., Convertible Bonds	2.250%	11/15/40	BB+	239,250
1,375	Total Electronic Equipment & Instruments				1,501,360
	Energy Equipment & Services – 0.7%
1,280	Bristow Group Convertible Bond	3.000%	6/15/38	BB	1,331,200
546	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	781,463
350	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	B+	388,063
500	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	507,500
2,000	Transocean Inc.	1.500%	12/15/37	BBB	1,997,500
1,300	Transocean Inc.	1.500%	12/15/37	BBB	1,274,000
5,976	Total Energy Equipment & Services				6,279,726
	Food Products – 0.3%
250	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	263,750
750	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	791,250
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B-	291,750
550	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B+	646,938
650	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	838,500
2,500	Total Food Products				2,832,188
	Health Care Equipment & Supplies – 0.6%
100	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	119,375
500	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	596,875
1,015	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	984,550
750	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	856,875
600	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	765,750
2,000	Medtronic, Inc.	1.625%	4/15/13	AA-	2,045,000
400	Teleflex Inc., Convertible Bond	3.875%	8/01/17	BB-	461,000
5,365	Total Health Care Equipment & Supplies				5,829,425
	Health Care Providers & Services – 0.3%
200	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB+	332,250
200	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB	258,750
300	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	309,375
400	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	428,000
700	Omnicare, Inc.	3.750%	12/15/25	BB	933,625
379	Omnicare, Inc.	3.250%	12/15/35	B+	362,419
250	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	357,500
2,429	Total Health Care Providers & Services				2,981,919

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 0.2%
$800	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	$1,085,000
800	International Game Technology	3.250%	5/01/14	BBB	954,000
1,600	Total Hotels, Restaurants & Leisure				2,039,000
	Household Durables – 0.2%
650	D.R. Horton, Inc.	2.000%	5/15/14	BB-	719,875
500	Lennar Corporation, 144A	2.750%	12/15/20	B+	534,375
300	Lennar Corporation	2.000%	12/01/20	B+	301,125
1,450	Total Household Durables				1,555,375
	Independent Power Producers & Energy Traders – 0.1%
300	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	496,500
	Industrial Conglomerates – 0.1%
600	Textron Inc.	4.500%	5/01/13	BBB-	1,121,250
	Insurance – 0.1%
350	CNO Financial Group Inc., Convertible Bond	7.000%	12/30/16	B	562,625
500	Old Republic International Corporation	8.000%	5/15/12	BBB+	560,625
850	Total Insurance				1,123,250
	Internet & Catalog Retail – 0.1%
450	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	798,188
	Internet Software & Services – 0.2%
750	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	837,188
600	Equinix Inc.	4.750%	6/15/16	B-	847,500
1,350	Total Internet Software & Services				1,684,688
	IT Services – 0.0%
150	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	304,688
	Life Sciences Tools & Services – 0.1%
400	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	419,500
500	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	571,250
900	Total Life Sciences Tools & Services				990,750
	Machinery – 0.4%
850	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	1,307,938
369	Ingersoll Rand	4.500%	4/15/12	BBB+	940,489
500	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	654,375
200	Terex Corporation	4.000%	6/01/15	B	375,500
450	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	469,688
2,369	Total Machinery				3,747,990
	Media – 0.7%
900	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB+	1,029,375
750	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	436,875
2,200	Liberty Media Corporation	3.125%	3/30/23	BB-	2,626,250
750	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	BBB+	825,938
550	Omnicom Group, Inc.	0.000%	7/31/32	BBB+	574,750
700	XM Satellite Radio Inc., 144A	7.000%	12/01/14	BB-	1,029,000
5,850	Total Media				6,522,188

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Metals & Mining – 0.8%
$550	Alcoa Inc., Convertible Bond	5.250%	3/15/14	BBB-	$1,394,938
2,230	First Uranium Corporation	4.250%	6/30/12	N/R	1,768,832
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,510,000
150	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	201,750
450	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	605,250
250	Newmont Mining Corporation	3.000%	2/15/12	BBB+	306,250
600	Newmont Mining Corporation	1.250%	7/15/14	BBB+	781,500
250	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	298,125
600	United States Steel Corporation	4.000%	5/15/14	BB	953,250
7,080	Total Metals & Mining				7,819,895
	Multiline Retail – 0.0%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB-	364,875
	Multi-Utilities – 0.1%
500	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	767,500
	Oil, Gas & Consumable Fuels – 0.6%
400	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	468,000
450	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB+	497,813
1,050	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB+	1,105,125
750	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	795,938
800	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	978,000
500	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	773,750
1,500	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,076,250
5,450	Total Oil, Gas & Consumable Fuels				5,694,876
	Personal Products – 0.1%
650	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba2	649,188
	Pharmaceuticals – 0.2%
700	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB	1,376,375
550	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB	611,875
350	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	390,688
1,600	Total Pharmaceuticals				2,378,938
	Real Estate – 0.8%
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,055,688
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	852,125
300	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	303,000
450	ERP Operating LP	3.850%	8/15/26	BBB+	460,665
500	Health Care REIT, Inc., Convertible Bonds	3.000%	12/01/29	Baa2	560,625
850	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	850,000
500	Istar Financial Inc., Convertible Bond	0.805%	10/01/12	B+	450,000
450	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	BBB	499,500
400	Prologis Inc., Convertible Bonds	3.250%	3/15/15	BBB-	457,500
1,107	Prologis Inc., Convertible Bonds	2.250%	4/01/37	BBB-	1,102,849
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB+	306,250
250	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	309,688
333	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	375,874
7,190	Total Real Estate				7,583,764
	Road & Rail – 0.1%
500	Hertz Global Holdings Inc., Convertible Bond	5.250%	6/01/14	B-	1,018,750
	Semiconductors & Equipment – 1.0%
1,737	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	1,760,884
637	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	652,925

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Semiconductors & Equipment (continued)
$1,261	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	$1,303,559
2,050	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	2,500,999
1,561	Micron Technology, Inc.	1.875%	6/01/14	BB-	1,521,974
750	ON Semiconductor Corporation	2.625%	12/15/26	BB	908,437
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB+	380,249
600	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB+	760,499
8,896	Total Semiconductors & Equipment				9,789,526
	Software – 0.2%
700	Microsoft Corporation, Convertible Bond, 144A, (3)	0.000%	6/15/13	AAA	715,749
1,250	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	1,518,749
1,950	Total Software				2,234,498
	Specialty Retail – 0.1%
500	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	503,749
	Textiles, Apparel & Luxury Goods – 0.1%
586	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B+	613,834
	Trading Companies & Distributors – 0.1%
261	United Rentals Inc., Convertible Bonds	4.000%	11/15/15	B	625,094
290	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	603,199
551	Total Trading Companies & Distributors				1,228,293
	Wireless Telecommunication Services – 0.1%
900	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB-	502,874
$91,904	Total Convertible Bonds (cost $96,773,471)				107,127,508
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 12.4% (9.5% of Total Investments)
	Aerospace & Defense – 0.0%
$333	Hexcel Corporation, Term Loan	6.750%	2/01/15	BB+	$338,828
	Airlines – 0.1%
600	United Airlines Inc., 144A	12.000%	11/01/13	B3	643,500
	Auto Components – 0.2%
800	Cooper Standard Automitve	8.500%	5/01/18	B+	844,000
1,200	Titan Wheels International Inc., 144A	7.875%	10/01/17	B+	1,254,000
2,000	Total Auto Components				2,098,000
	Biotechnology – 0.3%
800	Angiotech Pharmaceuticals Inc.	4.004%	12/01/13	N/R	712,000
1,900	Gilead Sciences Inc., Convertible Bonds	1.625%	5/01/16	A-	2,201,625
2,700	Total Biotechnology				2,913,625
	Building Products – 0.0%
360	Libbey Glass Inc.	10.000%	2/15/15	B	390,600
	Capital Markets – 0.1%
650	Ares Capital Corporation, Convertible Bond	5.750%	2/01/16	BBB	682,500
	Chemicals – 0.5%
1,950	Hexion US Finance Corporation	8.875%	2/01/18	B3	2,028,000
800	NOVA Chemicals Corporation	8.625%	11/01/19	Ba2	891,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Chemicals (continued)
$350	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B-	$369,250
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B+	1,431,500
4,500	Total Chemicals				4,719,750
	Commercial Banks – 0.7%
200	Ally Financial Inc.	8.000%	3/15/20	B+	212,500
2,100	Groupe BCPE	3.800%	12/30/49	BBB+	1,447,320
2,900	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	2,711,500
2,800	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	2,506,000
8,000	Total Commercial Banks				6,877,320
	Commercial Services & Supplies – 0.3%
800	Avis Budget Car Rental	8.250%	1/15/19	B	810,000
1,000	International Lease Finance Corporation, 144A	8.750%	3/15/17	BBB-	1,093,750
400	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B-	407,000
800	Ticketmaster	10.750%	8/01/16	B	872,000
3,000	Total Commercial Services & Supplies				3,182,750
	Communications Equipment – 0.3%
1,200	Avaya Inc., 144A	7.000%	4/01/19	B1	1,161,000
350	Avaya Inc.	10.125%	11/01/15	CCC+	359,625
800	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	859,000
2,350	Total Communications Equipment				2,379,625
	Consumer Finance – 0.1%
600	Ally Financial Inc.	7.500%	9/15/20	B+	627,000
	Containers & Packaging – 0.0%
400	Boise Paper Holdings Company	8.000%	4/01/20	BB	420,000
	Diversified Financial Services – 0.6%
650	CIT Group Inc.	7.000%	5/01/17	B+	648,375
5,200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	5,018,000
5,850	Total Diversified Financial Services				5,666,375
	Diversified Telecommunication Services – 0.3%
800	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	832,000
200	Insight Communications, 144A	9.375%	7/15/18	B-	219,500
800	IntelSat Jackson Holding, 144A	7.250%	10/15/20	B	796,000
800	Windstream Corporation	7.875%	11/01/17	Ba3	849,000
2,600	Total Diversified Telecommunication Services				2,696,500
	Electric Utilities – 0.6%
400	Calpine Corporation, 144A	7.875%	7/31/20	B+	418,000
600	Energy Future Holdings	10.250%	1/15/20	B-	636,876
2,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	2,000,000
2,900	WPS Resource Corporation	6.110%	12/01/16	Baa2	2,867,375
5,900	Total Electric Utilities				5,922,251
	Electrical Equipment – 0.1%
800	Kemet Corporation	10.500%	5/01/18	B+	884,000
	Electronic Equipment & Instruments – 0.0%
350	Amkor Technology Inc.	7.375%	5/01/18	BB	355,688

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Food & Staples Retailing – 0.5%
$3,750	CVS Caremark Corporation	6.302%	6/01/37	BBB-	$3,651,563
800	Stater Brothers Holdings Inc.	7.375%	11/15/18	B+	830,000
4,550	Total Food & Staples Retailing				4,481,563
	Food Products – 0.4%
800	Dole Foods Company, 144A	8.000%	10/01/16	B+	838,000
2,243	Dole Foods Company	8.750%	7/15/13	B-	2,439,263
800	JBS USA LLC	7.250%	6/01/21	BB	778,000
3,843	Total Food Products				4,055,263
	Health Care Equipment & Supplies – 0.1%
500	Biomet Inc.	10.000%	10/15/17	B-	545,000
	Health Care Providers & Services – 0.8%
400	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	414,000
350	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	369,250
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,060,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,061,250
1,200	HCA Inc.	8.500%	4/15/19	BB	1,326,000
1,453	Select Medical Corporation	7.625%	2/01/15	CCC+	1,438,470
1,200	Select Medical Corporation	6.211%	9/15/15	CCC+	1,146,000
7,603	Total Health Care Providers & Services				7,814,970
	Hotels, Restaurants & Leisure – 0.9%
800	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	786,000
800	GWR Operating Partnership	10.875%	4/01/17	BB-	866,000
1,550	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,710,813
600	Landry's Restaurants Inc.	11.625%	12/01/15	B	642,000
200	MGM Resorts International	9.000%	3/15/20	Ba3	219,000
400	Peninsula Gaming LLC	8.375%	8/15/15	BB	420,000
400	Penn National Gaming Inc.	8.750%	8/15/19	BB-	435,000
800	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	838,000
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.752%	3/15/14	BB	1,636,250
400	Universal City Development Partners	8.875%	11/15/15	Baa2	445,000
7,700	Total Hotels, Restaurants & Leisure				7,998,063
	Household Products – 0.1%
1,150	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B+	1,187,375
	Independent Power Producers & Energy Traders – 0.1%
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,047,500
	Industrial Conglomerates – 0.0%
200	Reynolds Group, 144A	9.000%	4/15/19	B-	197,500
	Insurance – 0.8%
7,500	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	7,525,305
	IT Services – 0.7%
200	Fidelity National Information Services Inc.	7.875%	7/15/20	Ba2	212,250
1,650	First Data Corporation, 144A	7.375%	6/15/19	B+	1,662,375
1,200	First Data Corporation, 144A	8.875%	8/15/20	B+	1,281,000
933	First Data Corporation	10.550%	9/24/15	B-	968,397
400	First Data Corporation	9.875%	9/24/15	B-	411,000
400	First Data Corporation	11.250%	3/31/16	CCC+	394,000
400	ManTech International Company	7.250%	4/15/18	BB+	418,000
750	Seagate HDD Cayman	6.875%	5/01/20	BB+	744,375

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	IT Services (continued)
$400	Sungard Data Systems Inc.	7.625%	11/15/20	B	$404,000
6,333	Total IT Services				6,495,397
	Machinery – 0.0%
250	AGCO Corporation, Convertible Bond	1.250%	12/15/36	BB+	335,000
	Media – 0.3%
400	Allbritton Communications Company, 144A	8.000%	5/15/18	B	407,000
300	Cablevision Systems Corporation	7.750%	4/15/18	B+	319,875
200	Cablevision Systems Corporation	8.000%	4/15/20	B+	214,500
700	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	631,750
200	Clear Channel Communications, Inc., 144A	6.875%	6/15/18	CCC-	133,000
350	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	381,500
200	NexStar Mission Broadcast	8.875%	4/15/17	B	210,500
600	Nielsen Finance LLC Co	7.750%	10/15/18	B+	630,000
2,950	Total Media				2,928,125
	Metals & Mining – 0.4%
600	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	601,500
3,700	MagIndustries Corporation, (10)	11.000%	12/14/12	N/R	3,593,566
4,300	Total Metals & Mining				4,195,066
	Multiline Retail – 0.1%
800	Sprectum Brands Inc., 144A	9.500%	6/15/18	B1	876,000
	Multi-Utilities – 0.1%
800	Bon-Ton Department Stores Inc.	10.250%	3/15/14	B-	800,000
	Municipal – 0.1%
400	Tops Markets	10.125%	10/15/15	B	424,500
	Oil, Gas & Consumable Fuels – 0.9%
1,000	Alta Mesa Holdings Finance, 144A	9.625%	10/15/18	B	1,000,000
800	Arch Coal Inc., 144A	7.250%	6/15/21	B+	801,000
1,650	Chaparral Energy Inc.	8.875%	2/01/17	B-	1,707,750
400	CONSOL Energy Inc.	8.000%	4/01/17	BB	436,000
400	CONSOL Energy Inc.	8.250%	4/01/20	BB	436,000
500	Energy XXI Gulf Coast Inc., 144A	7.750%	6/15/19	B	497,500
800	Genesis Energy LP, 144A	7.875%	12/15/18	B+	796,000
800	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	836,000
300	Western Refining Inc., 144A	10.750%	6/15/14	B	321,000
700	Western Refining Inc.	11.250%	6/15/17	B	787,500
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,075,000
8,350	Total Oil, Gas & Consumable Fuels				8,693,750
	Paper & Forest Products – 0.0%
350	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	299,250
	Personal Products – 0.2%
1,200	Prestige Brands Inc.	8.250%	4/01/18	B	1,257,000
400	Revlon Consumer Products	9.750%	11/15/15	B	430,000
1,600	Total Personal Products				1,687,000
	Pharmaceuticals – 0.2%
600	Mylan Inc., 144A	7.875%	7/15/20	BB	658,500
1,200	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	BB	1,210,500
1,800	Total Pharmaceuticals				1,869,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate – 0.1%
$800	Entertainment Properties Trust	7.750%	7/15/20	Baa3	$902,000
	Road & Rail – 0.1%
600	Avis Budget Car Rental	9.625%	3/15/18	B	640,500
	Semiconductors & Equipment – 0.2%
1,400	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	1,508,500
174	NXP BV	3.028%	10/15/13	B-	173,130
1,574	Total Semiconductors & Equipment				1,681,630
	Software – 0.1%
700	SoftBrands Inc/Atlantis, 144A, WI/DD	11.500%	7/15/18	Caa1	645,001
	Specialty Retail – 0.5%
771	Brookstone Company Inc.	13.000%	10/15/14	CCC+	653,423
900	Claires Stores, Inc.	9.250%	6/01/15	CCC	868,500
800	Claires Stores, Inc.	10.500%	6/01/17	CCC	754,000
200	Express LLC	8.750%	3/01/18	B+	216,000
800	Toys "R" Us, Inc.	7.375%	10/15/18	B3	777,000
1,000	Toys "R" Us Property Company II LLC	8.500%	12/01/17	Ba1	1,045,000
4,471	Total Specialty Retail				4,313,923
	Transportation Infrastructure – 0.1%
1,142	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,172,387
	Wireless Telecommunication Services – 0.4%
1,500	IPCS, Inc.	2.398%	5/01/13	BB-	1,466,249
2,450	Sprint Nextel Corporation	8.375%	8/15/17	BB-	2,691,937
3,950	Total Wireless Telecommunication Services				4,158,186
$116,209	Total Corporate Bonds (cost $112,975,386)				117,767,566
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 25.1% (19.2% of Total Investments)
	Capital Markets – 1.0%
500	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$462,500
6,445	Credit Suisse Guernsey	0.951%	5/15/17	A3	5,243,523
3,600	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Baa3	3,447,000
	Total Capital Markets				9,153,023
	Commercial Banks – 8.4%
655	AgFirst Farm Credit Bank	8.393%	12/15/11	A	677,925
2,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	2,531,490
2,584	Banco Santander Finance	10.500%	9/29/49	A-	2,819,578
1,500	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	1,522,500
1,000	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	Baa3	1,020,000
1,281	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	1,306,620
3,500	Barclays Bank PLC	6.278%	12/15/34	A-	3,036,250
800	BB&T Capital Trust I	5.850%	8/18/35	Baa1	788,000
4,200	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	4,252,500
800	BBVA International Unipersonal	5.919%	4/18/17	A-	662,310
500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	515,000
9,000	First Empire Capital Trust I	8.234%	2/01/27	Baa2	9,010,836
3,100	Fulton Capital Trust I	6.290%	2/01/36	Baa3	2,666,000
300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	259,500
1,000	HSBC Bank PLC	0.850%	6/11/49	A	610,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Commercial Banks (continued)
550		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	$728,750
900		NB Capital Trust II	7.830%	12/15/26	Baa3	913,500
4,200		Nordea Bank AB	8.375%	3/25/15	A-	4,494,000
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa3	8,160,000
5,145		Rabobank Nederland, 144A	11.000%	6/30/19	AA-	6,565,020
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	612,637
1,600		Societe Generale, 144A	1.051%	12/31/49	BBB+	1,123,056
7,324		Societe Generale	8.750%	10/07/49	BBB+	7,507,100
2,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	1,886,894
3,300		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	3,164,885
800		Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	784,000
—	(11)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	12,217,563
		Total Commercial Banks				79,835,914
		Consumer Finance – 0.3%
1,000		Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	1,013,750
1,700		Capital One Capital VI	8.875%	5/15/40	Baa3	1,753,394
		Total Consumer Finance				2,767,144
		Diversified Financial Services – 1.3%
7		AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	301,750
1,200		Bank One Capital III	8.750%	9/01/30	A2	1,521,252
7,500		JPMorgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	7,518,420
2,450		JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	2,423,351
		Total Diversified Financial Services				11,764,773
		Diversified Telecommunication Services – 1.2%
10		Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	11,332,311
		Electric Utilities – 0.2%
2,300		FPL Group Capital Inc.	6.350%	10/01/16	BBB	2,282,750
		Insurance – 11.2%
2,393		Allstate Corporation	6.125%	5/15/17	Baa1	2,375,053
3,900		AXA	8.600%	12/15/30	A3	4,646,460
15		Axis Capital Holdings Limited	7.500%	12/01/15	BBB	1,440,225
5,800		Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	5,524,500
9,925		Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	8,734,000
8,000		Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	7,424,000
5,900		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	5,885,250
3,900		Lincoln National Corporation	7.000%	5/17/16	BBB	3,907,020
3,500		Lincoln National Corporation	6.050%	4/20/17	BBB	3,368,750
7,300		MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	7,626,361
400		MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	488,000
7,800		National Financial Services Inc.	6.750%	5/15/37	Baa2	7,328,100
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,002,438
6,400		Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	5,860,480
2,500		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	2,475,000
5,600		Progressive Corporation	6.700%	6/15/67	A2	5,817,280
3,800		Prudential Financial Inc.	8.875%	6/15/18	BBB+	4,436,500
3,200		Prudential PLC	6.500%	6/29/49	A-	3,040,000
4,600		QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB+	4,227,451
3,800		Swiss Re Capital I	6.854%	5/25/16	A-	3,653,643
900		White Mountains Re Group Limited	7.506%	6/30/17	BB	858,681
12,600		XL Capital Ltd	6.500%	10/15/57	BBB-	11,560,500
4,700		ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	4,770,500
		Total Insurance				106,450,192

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Oil, Gas & Consumable Fuels – 0.7%
6,700	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	$6,735,276
	Road & Rail – 0.7%
6,400	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	6,639,999
	U.S. Agency – 0.1%
1	Farm Credit Bank of Texas	10.000%	12/15/60	A3	912,499
	Total Capital Preferred Securities (cost $231,881,870)				237,873,881
Shares	Description (1)				Value
	Investment Companies – 1.4% (1.1% of Total Investments)
354,750	BlackRock Credit Allocation Income Trust II				$3,600,713
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				5,307,248
259,567	John Hancock Preferred Income Fund III				4,552,805
	Total Investment Companies (cost $17,660,648)				13,460,766
Shares	Description (1)				Value
	Warrants – 0.0% (0.0% of Total Investments)
105,500	Gran Colombia Gold Corporation				$33,364
5,404	Medianews Group Inc., (10)				11,759
	Total Warrants (cost $83,175)				45,123
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.8% (2.2% of Total Investments)
$22,903	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11,	0.010%	7/01/11		$22,903,431
	repurchase price $22,903,437, collateralized by:
	$45,000 U.S. Treasury Bonds, 6.250%, due 5/15/30, value $58,725,
	$20,695,000 U.S. Treasury Notes, 1.500%, due 12/31/13, value $21,160,638, and
	$2,075,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $2,142,438
3,930	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $3,929,850, collateralized by $3,955,000 U.S. Treasury Notes, 1.375%, due 3/15/12, value $4,009,381	0.010%	7/01/11		3,929,849
$26,833	Total Short-Term Investments (cost $26,833,280)				26,833,280
	Total Investments (cost $1,171,792,491) – 130.6%				1,237,350,311
Shares	Description (1)				Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(10,500)	Sigma-Aldrich Corporation				$(770,490)
	Computers & Peripherals – (0.0)%
(875)	Apple, Inc., (2)				(293,711)
	Food Products – (0.1)%
(9,000)	Green Mountain Coffee Inc., (2)				(803,340)
	Hotels, Restaurants & Leisure – (0.2)%
(2,000)	Chipotle Mexican Grill, (2)				(616,380)
(6,700)	Panera Bread Company, (2)				(841,922)
	Total Hotels, Restaurants & Leisure				(1,458,302)
	Household Products – (0.0)%
(5,300)	Reckitt Benckiser Group PLC				(292,730)

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Internet & Catalog Retail – (0.1)%
(2,800)	Amazon.com, Inc., (2)	$(572,572)
(1,600)	NetFlix.com Inc., (2)	(420,304)
	Total Internet & Catalog Retail	(992,876)
	Software – (0.1)%
(2,600)	Salesforce.com, Inc., (2)	(387,348)
	Specialty Retail – (0.1)%
(8,800)	Tiffany & Co.	(690,976)
(17,000)	Urban Outfitters, Inc., (2)	(478,550)
	Total Specialty Retail	(1,169,526)
	Total Common Stocks Sold Short (proceeds $3,868,087)	(6,168,323)
	Borrowings – (29.4)% (12), (13)	(278,900,000)
	Other Assets Less Liabilities – (0.5)% (14)	(4,494,629)
	Net Assets Applicable to Common Shares – 100%	$947,787,359

Investments in Derivatives

Put Options Purchased outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
71	Autozone Inc.	$1,420,000	1/21/12	$200.0	$9,053
71	Total Put Options Purchased (premiums paid $158,961)	$1,420,000			$9,053

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
(710)	Aetna Inc.	$(2,485,000)	1/21/12	$35.0	$(711,774)
(391)	AngloGold Ashanti Limited	(1,759,500)	1/21/12	45.0	(109,480)
(51)	AngloGold Ashanti Limited	(255,000)	1/21/12	50.0	(7,140)
(248)	AstraZeneca PLC	(1,240,000)	1/21/12	50.0	(71,300)
(580)	Barrick Gold Corporation	(2,900,000)	1/21/12	50.0	(127,310)
(578)	Cameco Corporation	(2,023,000)	1/21/12	35.0	(28,900)
(468)	Cameco Corporation	(1,872,000)	1/21/12	40.0	(9,360)
(156)	Cameco Corporation	(702,000)	1/21/12	45.0	(1,560)
(588)	Chesapeake Energy Corporation	(1,470,000)	1/21/12	25.0	(346,920)
(196)	Chesapeake Energy Corporation	(588,000)	1/21/12	30.0	(54,488)
(203)	Electricite de France S.A.	(690,200)	9/17/11	34.0	(294)
(713)	Eli Lilly & Company	(2,495,500)	1/21/12	35.0	(228,160)
(877)	Exelon Corporation	(3,727,250)	1/21/12	42.5	(184,170)
(565)	Gold Fields Limited	(847,500)	1/21/12	15.0	(67,518)
(454)	Gold Fields Limited	(726,400)	1/21/12	16.0	(37,682)
(383)	Gold Fields Limited	(670,250)	1/21/12	17.5	(17,618)
(1,080)	Kroger Company	(2,430,000)	1/21/12	22.5	(334,800)
(339)	Lockheed Martin Corporation	(2,712,000)	1/21/12	80.0	(159,330)
(449)	Microsoft Corporation	(1,347,000)	1/21/12	30.0	(15,491)
(426)	Newmont Mining Corporation	(2,449,500)	1/21/12	57.5	(129,930)
(725)	Nexen Inc.	(1,885,000)	9/17/11	26.0	(32,625)
(351)	Nippon Telegraph & Telephone Corporation	(877,500)	9/17/11	25.0	(16,673)
(1,530)	Nokia Corporation	(1,530,000)	1/21/12	10.0	(19,890)
(1,110)	Nokia Corporation	(1,387,500)	1/21/12	12.5	(5,550)
(354)	Range Resources Corporation	(1,327,500)	1/21/12	37.5	(667,290)
(459)	Suncor Energy Inc.	(1,836,000)	1/21/12	40.0	(158,355)
(4,877)	Thales S.A.	(13,655,600)	3/17/12	28.0	(253,898)
(293)	Turkcell Iletisim Hizmet AS	(439,500)	7/16/11	15.0	(8,790)
(293)	Turkcell Iletisim Hizmet AS	(512,750)	7/16/11	17.5	(2,930)
(640)	Turkcell Iletisim Hizmet AS	(960,000)	10/22/11	15.0	(27,200)
(706)	Tyson Foods, Inc.	(1,235,500)	1/21/12	17.5	(201,210)
(414)	Wal-Mart Stores, Inc.	(2,380,500)	1/21/12	57.5	(26,289)
(414)	Wal-Mart Stores, Inc.	(2,484,000)	1/21/12	60.0	(9,936)
(21,621)	Total Call Options Written (premiums received $3,934,055)	$(63,901,450)			$(4,073,861)

Nuveen Investments

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$69,725,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(38,325)
JPMorgan	69,725,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(505,802)
Morgan Stanley	69,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(737,917)
							$(1,282,044)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a senior loan or bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (8)  At or subsequent to June 30, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (11)  Principal Amount (000) rounds to less than $1,000.

  (12)  Borrowings as a percentage of Total Investments is 22.5%.

  (13)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2011, investments with a value of $628,980,632 have been pledged as collateral for Borrowings.

  (14)  Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

  (15)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (16)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 36.4% (27.8% of Total Investments)
	Aerospace & Defense – 1.2%
907	Alliant Techsystems Inc., (2)	$64,696
3,140	BE Aerospace Inc., (2)	128,143
4,255	Esterline Technologies Corporation, (2)	325,082
207,000	Finmeccanica SPA, (15)	2,504,634
4,855	GeoEye, Inc., (2)	181,577
17,150	Honeywell International Inc.	1,021,969
3,620	L-3 Communications Holdings, Inc.	316,569
56,910	Lockheed Martin Corporation, (3)	4,608,003
16,680	Textron Inc.	393,815
150,200	Thales S.A., (15)	6,468,662
3,250	United Technologies Corporation	287,658
	Total Aerospace & Defense	16,300,808
	Airlines – 0.0%
10,330	United Continental Holdings Inc.	233,768
	Auto Components – 0.1%
4,834	Cooper Tire & Rubber	95,665
14,330	TRW Automotive Holdings Corporation, (2)	845,900
	Total Auto Components	941,565
	Automobiles – 0.5%
94,011	Honda Motor Company Limited, (15)	3,621,954
1,509	Toyota Motor Corporation, Sponsored ADR	124,372
68,528	Toyota Motor Corporation, (15)	2,821,927
	Total Automobiles	6,568,253
	Beverages – 0.7%
325,953	Coca-Cola Amatil Limited, (15)	3,999,411
32,149	Coca-Cola Femsa SAB de CV	2,990,178
44,980	Coca-Cola Company	3,026,704
5,950	Dr. Pepper Snapple Group	249,484
	Total Beverages	10,265,777
	Biotechnology – 0.3%
14,270	Amgen Inc., (2)	832,655
8,880	Biogen Idec Inc., (2)	949,450
9,215	BioMarin Pharmaceutical Inc., (2)	250,740
3,710	Celgene Corporation, (2)	223,787
20,640	Gilead Sciences, Inc., (2)	854,702
6,380	Incyte Pharmaceuticals Inc., (2)	120,837
22,520	Nabi Biopharmaceuticals, (2)	121,158
17,430	Neurocrine Biosciences Inc.	140,312
15,740	PDL Biopahrma Inc.	92,394
4,050	Targacept, Inc.	85,334
	Total Biotechnology	3,671,369

Nuveen Investments

Shares	Description (1)	Value
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2), (15)	$1,282,367
	Capital Markets – 0.5%
5,160	Affiliated Managers Group Inc., (2)	523,482
4,880	Ameriprise Financial, Inc.	281,478
19,160	Apollo Investment Corporation	195,624
20,900	Ares Capital Corporation	335,863
5,680	Artio Global Investors Inc.	64,184
6,110	Calamos Asset Management, Inc. Class A	88,717
512,000	Egyptian Financial Group – Hermes Holdings, (15)	1,724,908
215,000	GP Investments	830,712
23,480	Invesco LTD	549,432
9,860	T. Rowe Price Group Inc.	594,952
66,430	UBS AG, (15)	1,212,319
137,000	Uranium Participation Corporation, (2)	903,437
10,060	Waddell & Reed Financial, Inc., Class A	365,681
	Total Capital Markets	7,670,789
	Chemicals – 1.0%
21,760	Celanese Corporation, Series A	1,160,026
990	CF Industries Holdings, Inc.	140,253
2,200	FMC Corporation	189,244
16,660	Interpid Potash Inc., (2)	541,450
117,887	Kuraray Company Limited, (15)	1,727,046
3,430	Minerals Technologies Inc.	227,375
24,532	Mosaic Company	1,661,552
39,177	Nitto Denko Corporation, (15)	1,990,627
35,790	Potash Corporation of Saskatchewan	2,043,977
5,230	Scotts Miracle Gro Company	268,351
7,910	Solutia Inc., (2)	180,744
72,873	Umicore, (15)	3,974,666
2,975	Westlake Chemical Corporation	154,403
	Total Chemicals	14,259,714
	Commercial Banks – 2.3%
36,526	Associated Banc-Corp.	507,711
114,352	Banco Itau Holdings Financeira, S.A., Sponsred ADR	2,692,990
130,066	Banco Santander Central Hispano S.A., (15)	1,498,378
17,770	BNP Paribas SA, (15)	1,370,226
13,689	Commerce Bancshares Inc.	588,627
9,470	Community Bank System Inc.	234,761
294,358	DnB NOR ASA, (15)	4,100,849
14,530	East West Bancorp Inc.	293,651
10,810	First Financial Bancorp.	180,419
111,780	Hang Seng Bank, (15)	1,788,073
229,950	HSBC Holdings PLC, (15)	2,279,893
88,230	KeyCorp.	734,956
9,340	M&T Bank Corporation	821,453
134,693	Mitsubishi UFJ Financial Group, Inc., ADR, (15)	656,404
438,484	Mizuho Financial Group, (15)	720,704
21,730	Societe Generale, (15)	1,286,981
122,317	Standard Chartered PLC, (15)	3,212,983
678,000	Sumitomo Mitsui Financial Group, (15)	2,359,935
21,836	Sumitomo Mitsui Financial Group, (15)	673,306
36,545	Sumitomo Mitsui Trust Holdings, (15)	124,984
38,200	Toronto-Dominion Bank	3,239,148
22,150	U.S. Bancorp	565,047
41,640	Wells Fargo & Company	1,168,418
41,890	Zions Bancorporation	1,005,779
	Total Commercial Banks	32,105,676

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.2%
40,610	Aggreko PLC, (15)	$1,258,200
2,340	Clean Harbors, Inc., (2)	241,605
26,545	Republic Services, Inc.	818,913
5,878	Stericycle Inc., (2)	523,847
12,990	Waste Management, Inc.	484,137
	Total Commercial Services & Supplies	3,326,702
	Communications Equipment – 0.5%
11,115	Cisco Systems, Inc., (2)	173,505
2,760	Comtech Telecom Corporation, (2)	77,390
3,460	Interdigital Inc., (2)	141,341
18,290	Motorola Solutions Inc.	842,072
576,000	Nokia Oyj, ADR, (3)	3,697,920
3,675	Plantronics Inc.	134,248
40,020	QUALCOMM, Inc.	2,272,736
	Total Communications Equipment	7,339,212
	Computers & Peripherals – 0.4%
13,225	Apple, Inc., (2)	4,439,236
16,990	EMC Corporation, (2)	468,075
9,420	Network Appliance Inc., (2)	497,188
8,150	SanDisk Corporation, (2)	338,225
10,020	Seagate Technology, (2)	161,923
2,369	Western Digital Corporation, (2)	86,184
	Total Computers & Peripherals	5,990,831
	Construction & Engineering – 0.1%
39,730	Royal Boskalis Westminster NV, (15)	1,879,900
2,654	Shaw Group Inc., (2)	80,177
	Total Construction & Engineering	1,960,077
	Construction Materials – 0.2%
840,000	India Cements Limited, GDR, (15)	1,338,128
70,247	India Cements Limited, GDR, (15)	111,573
2,700,000	Luks Group Vietnam Holdings Company Limited, (15)	719,492
4,990	Vulcan Materials Company	192,265
	Total Construction Materials	2,361,458
	Consumer Finance – 0.0%
11,970	Discover Financial Services	320,198
	Containers & Packaging – 0.0%
15,310	Boise Inc.	119,265
	Diversified Consumer Services – 0.0%
4,700	Sothebys Holdings Inc.	204,450
	Diversified Financial Services – 0.2%
34,536	Citigroup Inc.	1,438,079
80,000	Guoco Group Ltd, ADR, (15)	981,388
	Total Diversified Financial Services	2,419,467
	Diversified Telecommunication Services – 0.9%
22,210	CenturyLink Inc.	897,950
93,800	KT Corporation, Sponsored ADR	1,823,472
134,300	Nippon Telegraph and Telephone Corporation, ADR, (3)	3,247,374
86,500	PT Telekomunikasi Indonesia, ADR	2,984,250

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services (continued)
41,600	Telecom Egypt SAE, (15)	$105,840
2,240,000	Telecom Italia S.p.A., (15)	2,605,964
3,135	Telus Corporation	164,901
38,140	Verizon Communications Inc.	1,419,952
	Total Diversified Telecommunication Services	13,249,703
	Electric Utilities – 1.9%
231,574	Centrais Eletricas Brasileiras S.A., PFD B ADR	3,969,178
26,020	Duke Energy Corporation	489,957
3,330	Edison International	129,038
23,566	Electricite de France S.A., (15)	184,993
143,400	Electricite de France S.A., (15)	5,621,982
148,536	Exelon Corporation, (3)	6,363,282
233,614	Korea Electric Power Corporation, Sponsored ADR	3,100,058
21,820	Northeast Utilities	767,409
6,520	Portland General Electric Company	164,826
18,380	Progress Energy, Inc.	882,424
36,582	RusHydro, (2), (15)	177,423
560,000	RusHydro, (2), (15)	2,694,031
36,430	Southern Company	1,471,043
6,810	UIL Holdings Corporation	220,304
	Total Electric Utilities	26,235,948
	Electrical Equipment – 0.8%
75,818	ABB Limited, ADR	1,967,477
99,841	ABB Limited, (15)	2,594,099
30,441	Areva CI	1,135,163
8,010	Cooper Industries Inc.	477,957
27,108	Nidec Corporation, (15)	2,530,811
78,470	Sensata Techologies Holdings	2,954,396
	Total Electrical Equipment	11,659,903
	Electronic Equipment & Instruments – 0.3%
5,390	FLIR Systems Inc., (2)	181,697
87,696	Hoya Corporation, (15)	1,941,460
10,239	Ingram Micro, Inc., Class A, (2)	185,735
185,058	Nippon Electric Glass Company Limited, (15)	2,374,504
2,163	Tech Data Corporation, (2)	105,749
	Total Electronic Equipment & Instruments	4,789,145
	Energy Equipment & Services – 0.5%
92,619	AMEC PLC, (15)	1,618,384
11,585	Cooper Cameron Corporation, (2)	582,610
3,990	FMC Technologies Inc., (2)	178,712
8,020	Global Geophysical Services Inc.	142,756
6,840	Halliburton Company	348,840
5,580	Hornbeck Offshore Services Inc.	153,450
10,810	Oil States International Inc., (2)	863,827
45,480	Parker Drilling Company, (2)	266,058
11,690	Schlumberger Limited	1,010,016
70,800	Subsea 7 SA, (15)	1,810,864
	Total Energy Equipment & Services	6,975,517
	Food & Staples Retailing – 1.4%
3,112	BJ's Wholesale Club, (2)	156,689
6,560	Costco Wholesale Corporation	532,934
22,280	CVS Caremark Corporation	837,282

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Food & Staples Retailing (continued)
192,823	Jeronimo Martins SGPS, (15)	$3,703,294
123,375	Koninklijke Ahold N.V., (15)	1,658,810
176,627	Kroger Co., (3)	4,380,350
151,319	Wal-Mart Stores, Inc., (3)	8,041,092
	Total Food & Staples Retailing	19,310,451
	Food Products – 1.1%
4,062	Archer-Daniels-Midland Company	122,469
1,530	Diamond Foods Inc.	116,800
8,430	Flowers Foods Inc.	185,797
13,050	General Mills, Inc.	485,721
21,900	H.J. Heinz Company	1,166,832
26,495	Hershey Foods Corporation	1,506,241
12,020	Kraft Foods Inc.	423,465
2,760	McCormick & Company, Incorporated	136,813
31,440	Mead Johnson Nutrition Company, Class A Shares	2,123,772
46,904	Nestle S.A., (15)	2,918,765
4,050	Tootsie Roll Industries Inc.	118,503
115,370	Tyson Foods, Inc., Class A, (3)	2,240,485
111,340	Unilever PLC, ADR, (15)	3,592,502
	Total Food Products	15,138,165
	Gas Utilities – 0.1%
3,780	National Fuel Gas Company	275,184
24,640	Questar Corporation	436,374
	Total Gas Utilities	711,558
	Health Care Equipment & Supplies – 0.3%
8,410	Align Technology, Inc., (2)	191,748
5,730	Baxter International, Inc.	342,024
13,440	Becton, Dickinson and Company	1,158,125
2,700	C. R. Bard, Inc.	296,622
26,490	CareFusion Corporation, (2)	719,733
2,020	Cooper Companies, Inc.	160,065
8,820	Edwards Lifesciences Corporation, (2)	768,928
8,400	Hologic Inc., (2)	169,428
7,450	Masimo Corporation	221,116
3,350	Steris Corporation	117,183
	Total Health Care Equipment & Supplies	4,144,972
	Health Care Providers & Services – 1.1%
124,406	Aetna Inc., (3)	5,485,061
2,250	Air Methods Corporation, (2)	168,165
37,590	AmerisourceBergen Corporation	1,556,226
3,325	Centene Corporation, (2)	118,137
11,320	Express Scripts, Inc., (2)	611,054
18,550	Five Star Quality Care Inc.	107,776
38,587	Fresenius Medical Care, ADR, (15)	2,886,111
10,685	HealthSouth Corporation, (2)	280,481
10,840	Humana Inc., (2)	873,054
4,730	Lincare Holdings	138,447
19,990	McKesson HBOC Inc.	1,672,164
4,290	Molina Healthcare Inc.	116,345
5,340	Owens and Minor Inc.	184,177
105,000	Profarma Distribuidora de Produtos Farmaceuticos SA	1,002,467
7,110	Quest Diagnostics Incorporated	420,201
	Total Health Care Providers & Services	15,619,866

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.2%
8,910	Ameristar Casinos, Inc.	$211,256
1,290	Chipotle Mexican Grill, (2)	397,565
29,596	Herbst Gaming Inc., (15)	351,460
14,820	MGM Mirage Inc., (2)	195,772
3,210	Red Robin Gourmet Burgers, Inc., (2)	116,780
23,810	Scientific Games Corporation	246,195
20,380	Starbucks Corporation	804,806
4,405	Vail Resorts, Inc.	203,599
6,100	YUM! Brands, Inc.	336,964
	Total Hotels, Restaurants & Leisure	2,864,397
	Household Durables – 0.3%
85,506	Brookfield Residential Properties Inc.	848,220
10,092	Brookfield Residential Properties Inc.	99,408
411,037	Oriental Weavers Company, (15)	2,031,474
2,870	Tempur Pedic International Inc., (2)	194,643
3,780	Tupperware Corporation	254,961
5,188	Whirlpool Corporation	421,888
	Total Household Durables	3,850,594
	Household Products – 0.2%
3,020	Colgate-Palmolive Company	263,978
14,740	Kimberly-Clark Corporation	981,094
14,760	Procter & Gamble Company	938,293
	Total Household Products	2,183,365
	Independent Power Producers & Energy Traders – 0.0%
10,850	AES Corporation, (2)	138,229
	Industrial Conglomerates – 0.5%
342,952	Fraser and Neave Limited, (15)	1,620,393
86,260	General Electric Company	1,626,864
22,000	Rheinmetall AG, (15)	1,946,177
13,730	Siemens AG, Sponsored ADR, (15)	1,886,787
	Total Industrial Conglomerates	7,080,221
	Insurance – 1.3%
9,250	Alterra Capital Holdings Limited	206,275
24,528	Aon Corporation	1,258,286
3,755	Axis Capital Holdings Limited	116,255
5,365	Delphi Financial Group, Inc.	156,712
1,539	Endurance Specialty Holdings Limited	63,607
6,110	Everest Reinsurance Group Ltd	499,493
62,476	Hannover Rueckversicherung AG, (15)	3,249,123
14,030	Hartford Financial Services Group, Inc.	369,971
32,841	Lincoln National Corporation	935,640
1,399	Loews Corporation	58,884
6,175	Marsh & McLennan Companies, Inc.	192,598
12,840	Meadowbrook Insurance Group, Inc.	127,244
76,000	Mitsui Sumitomo Insurance Company Limited, (15)	1,778,919
10,090	MS&AD Insurance Group Holdiongs Inc., (15)	117,448
13,520	National Financial Partners Corp., (2)	156,021
9,620	Old Republic International Corporation	113,035
2,950	PartnerRe Limited	203,108
9,190	Primerica Inc.	201,904
155,544	Prudential Corporation PLC, (15)	1,796,037
4,930	Prudential Financial, Inc.	313,499
6,190	Reinsurance Group of America Inc.	376,723

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Insurance (continued)
63,090	SCOR SE, ADR, (15)	$1,790,753
26,440	Symetra Financial Corporation	355,089
7,370	Tower Group Inc.	175,553
49,290	Willis Group Holdings PLC	2,026,312
8,470	WR Berkley Corporation	274,767
36,320	XL Capital Ltd, Class A	798,314
	Total Insurance	17,711,570
	Internet & Catalog Retail – 0.1%
1,740	Amazon.com, Inc., (2)	355,813
26,200	Expedia, Inc.	759,538
	Total Internet & Catalog Retail	1,115,351
	Internet Software & Services – 0.2%
4,480	Akamai Technologies, Inc., (2)	140,986
2,020	eBay Inc., (2)	65,185
1,367	Google Inc., Class A, (2)	692,221
7,980	IAC/InterActiveCorp., (2)	304,597
4,745	Rackspace Hosting Inc., (2)	202,801
36,860	Tencent Holdings Limited, (15)	1,006,949
	Total Internet Software & Services	2,412,739
	IT Services – 0.6%
17,290	Accenture Limited	1,044,662
35,730	Automatic Data Processing, Inc.	1,882,256
10,540	CoreLogic Inc.	176,123
7,940	CSG Systems International Inc., (2)	146,731
20,985	International Business Machines Corporation (IBM)	3,599,977
1,715	MasterCard, Inc.	516,798
2,760	Maximus Inc.	228,335
5,680	Teradata Corporation, (2)	341,936
4,336	VeriFone Holdings Inc., (2)	192,302
4,550	Wright Express Corporation, (2)	236,919
	Total IT Services	8,366,039
	Leisure Equipment & Products – 0.1%
2,172	Polaris Industries Inc.	241,461
24,500	Sankyo Company Ltd, (15)	1,265,855
	Total Leisure Equipment & Products	1,507,316
	Life Sciences Tools & Services – 0.1%
11,070	Affymetrix, Inc., (2)	87,785
2,790	Agilent Technologies, Inc., (2)	142,597
1,340	Bio-Rad Laboratories Inc., (2)	159,942
11,300	Life Technologies Corporation, (2)	588,391
10,390	Waters Corporation, (2)	994,739
	Total Life Sciences Tools & Services	1,973,454
	Machinery – 1.0%
1,662	AGCO Corporation, (2)	82,036
4,340	Astecx Industries Inc.	160,493
18,340	Caterpillar Inc.	1,952,476
18,370	Cummins Inc.	1,901,111
4,420	Deere & Company	364,429
2,790	Dover Corporation	189,162
9,420	Eaton Corporation	484,659
6,320	Greenbrier Companies Inc., (2)	124,883

Nuveen Investments

Shares	Description (1)	Value
	Machinery (continued)
1,263	Japan Steel Works Limited, (15)	$85,858
52,839	Kone OYJ, (15)	3,319,523
11,418	Meritor Inc.	183,145
43,397	Nabtesco Corporation	1,044,698
2,580	Nordson Corporation	141,513
7,420	Oshkosh Truck Corporation, (2)	214,735
8,980	Parker Hannifin Corporation	805,865
2,710	Sauer-Danfoss, Inc.	136,557
18,810	Timken Company	948,024
3,940	Trinity Industries Inc.	137,427
4,509	Twin Disc, Inc.	174,183
16,200	Vallourec SA, (15)	1,975,035
	Total Machinery	14,425,812
	Marine – 0.1%
61,000	Stolt-Nielsen S.A.	1,390,693
	Media – 0.7%
53,378	Citadel Broadcasting Corporation, (2)	1,780,156
33,685	Comcast Corporation, Class A	853,578
24,385	Dex One Corporation, (2)	61,694
17,655	DIRECTV Group, Inc., (2)	897,227
9,200	Liberty Media Starz, (2)	692,208
3,577	Madison Square Garden Inc., (2)	98,475
56,735	Metro-Goldwyn-Mayer, (15)	1,271,335
14,700	Scripps Networks Interactive, Class A Shares	718,536
1,663	Time Warner Cable, Class A	129,781
27,850	Viacom Inc., Class B	1,420,350
14,440	Virgin Media, Inc.	432,189
115,380	WPP Group PLC, (15)	1,445,464
	Total Media	9,800,993
	Metals & Mining – 3.9%
138,408	AngloGold Ashanti Limited, Sponsored ADR, (3)	5,825,593
189,200	Barrick Gold Corporation, (3)	8,568,868
65,667	BHP Billiton PLC, ADR, (15)	3,103,481
1,870	Cliffs Natural Resources Inc.	172,882
41,342	Freeport-McMoRan Copper & Gold, Inc.	2,186,992
443,173	Gold Fields Limited, Sponsored ADR, (3)	6,465,894
552,000	Gran Colombia Gold Corporation	463,601
119,650	Iluka Resources Limited, (15)	2,164,375
31,924	Kinross Gold Corporation	504,399
5,476	Newcrest Mining Limited, Sponsored ADR, (15)	221,778
147,000	Newcrest Mining Limited, (15)	5,956,401
142,214	Newmont Mining Corporation, (3)	7,675,290
16,868	NovaGold Resources Inc., (2)	155,186
107,156	Polyus Gold Company, ADR, (15)	3,375,414
46,480	Rio Tinto Limited, (15)	4,160,365
4,500	RTI International Metals, Inc., (2)	172,665
7,000,000	Simmer & Jack Mines, (2)	31,057
7,580	Steel Dynamics Inc.	123,175
5,330	Stillwater Mining Company	117,313
17,790	Titanium Metals Corporation, (2)	325,913
3,317,253	Village Main Reef Limited, (15)	608,211
14,030	Walter Industries Inc.	1,624,674
	Total Metals & Mining	54,003,527

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Multiline Retail – 0.2%
4,814	Dillard's, Inc., Class A	$251,002
25,300	Macy's, Inc.	739,772
69,059	Next PLC, (15)	2,580,155
	Total Multiline Retail	3,570,929
	Multi-Utilities – 0.2%
13,330	Ameren Corporation	384,437
11,530	Consolidated Edison, Inc.	613,857
22,100	Dominion Resources, Inc.	1,066,767
3,560	OGE Energy Corp.	179,139
4,290	Sempra Energy	226,855
	Total Multi-Utilities	2,471,055
	Office Electronics – 0.1%
34,257	Canon Inc., (15)	1,629,478
	Oil, Gas & Consumable Fuels – 3.6%
3,600	Apache Corporation	444,204
13,646	Arch Coal Inc.	363,802
144,110	BG Group PLC, (15)	3,272,150
237,630	Cameco Corporation, (3)	6,261,551
143,130	Chesapeake Energy Corporation, (3)	4,249,530
7,900	Cimarex Energy Company	710,368
11,640	Cloud Peak Energy Inc.	247,932
16,233	ConocoPhillips	1,220,559
21,145	Continental Resources Inc., (2)	1,372,522
6,890	Devon Energy Corporation	543,001
15,110	El Paso Corporation	305,222
3,250	EOG Resources, Inc.	339,788
4,070	Exxon Mobil Corporation	331,217
130,000	Gazprom OAO, ADR, (15)	1,897,733
12,950	Hess Corporation	968,142
6,280	Murphy Oil Corporation	412,345
6,540	Newfield Exploration Company, (2)	444,851
226,386	Nexen Inc., (3)	5,093,685
11,000	Niko Resources Limited	686,723
6,520	Occidental Petroleum Corporation	678,341
8,500	Peabody Energy Corporation	500,735
2,314	Petrobras Energia S.A., ADR	44,822
19,640	Petrohawk Energy Corporation, (2)	484,519
15,420	Petroquest Energy Inc., (2)	108,248
5,400,000	PT Medco Energi Internasional TBK, (15)	1,484,476
9,490	QEP Resources Inc., (2)	396,967
59,870	Range Resources Corporation, (3)	3,322,785
50,570	Repsol YPF S.A, (15)	1,754,045
109,360	Royal Dutch Shell PLC, Class B, Sponsored ADR, (15)	3,902,614
4,710	SM Energy Company	346,091
65,140	StatoilHydro ASA, Sponsored ADR, (15)	1,649,084
10,350	Stone Energy Corporation, (2)	314,537
73,693	Suncor Energy, Inc., (3)	2,881,396
22,710	Tesoro Corporation	520,286
42,285	Total S.A., (15)	2,444,642
2,360	Whiting Petroleum Corporation, (2)	134,308
	Total Oil, Gas & Consumable Fuels	50,133,221
	Paper & Forest Products – 0.1%
6,580	Domtar Corporation	623,258

Nuveen Investments

Shares	Description (1)	Value
	Personal Products – 0.0%
16,140	Prestige Brands Holdings Inc.	$207,238
	Pharmaceuticals – 1.7%
38,200	AstraZeneca Group, Sponsored ADR, (3)	1,912,674
40,130	AstraZeneca Group, (15)	2,005,749
28,317	Bristol-Myers Squibb Company	820,060
125,706	Eli Lilly and Company, (3)	4,717,746
2,295	Forest Laboratories, Inc., (2)	90,285
35,995	Johnson & Johnson, (3)	2,394,387
23,972	Merck & Company Inc.	845,972
31,154	Novartis AG, Sponsored ADR, (15)	1,909,339
18,670	Novo Nordisk A/S, (15)	2,338,964
43,000	Pfizer Inc.	885,800
30,703	Sanofi-Aventis, S.A., (15)	2,469,768
36,500	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,760,030
3,860	Warner Chilcott Limited, (2)	93,142
31,710	Watson Pharmaceuticals Inc., (2)	2,179,428
	Total Pharmaceuticals	24,423,344
	Professional Services – 0.0%
3,830	Acacia Research, (2)	140,523
2,280	Towers Watson & Company, Class A Shares	149,819
	Total Professional Services	290,342
	Real Estate – 0.6%
45,750	Annaly Capital Management Inc.	825,330
34,250	Anworth Mortgage Asset Corporation	257,218
3,400	Camden Property Trust	216,308
16,390	Digital Realty Trust Inc.	1,012,574
15,970	Duke Realty Corporation	223,740
8,590	Dupont Fabros Technology Inc.	216,468
3,970	Equity Lifestyles Properties Inc.	247,887
2,040	Essex Property Trust Inc.	275,992
3,080	Home Properties New York, Inc.	187,510
7,940	LaSalle Hotel Properties	209,140
3,310	PS Business Parks Inc.	182,381
8,070	Ramco-Gershenson Properties Trust	99,907
13,360	Rayonier Inc.	873,076
8,978	Simon Property Group, Inc.	1,043,513
3,500	Taubman Centers Inc.	207,200
163,410	Westfield Group, (15)	1,523,069
163,410	Westfield Realty Trust, (15)	476,332
	Total Real Estate	8,077,645
	Real Estate Management & Development – 0.3%
98,560	Brookfield Properties Corporation	1,903,855
363,545	Hysan Development Company, (15)	1,810,519
3,360	Jones Lang LaSalle Inc.	316,848
49,000	Solidere, GDR, 144A, (15)	856,030
	Total Real Estate Management & Development	4,887,252
	Road & Rail – 0.5%
28,320	CSX Corporation	742,550
11,349	East Japan Railway Company, (15)	108,723
33,500	East Japan Railway Company, (15)	1,918,571
5,310	Genesee & Wyoming Inc.	311,378
10,430	Hertz Global Holdings Inc., (2)	165,628
8,140	J.B. Hunt Transports Serives Inc.	383,313

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Road & Rail (continued)
22,470	Kansas City Southern Industries, (2)	$1,333,145
3,810	Norfolk Southern Corporation	285,483
10,870	Ryder System, Inc.	617,960
25,500	West Japan Railway Company, (15)	995,494
	Total Road & Rail	6,862,245
	Semiconductors & Equipment – 0.3%
68,820	ASM Lithography Holding NV, (15)	2,538,408
33,910	Cypress Semiconductor Corporation, (2)	716,857
21,875	Intel Corporation	484,750
13,140	KLA-Tencor Corporation	531,907
17,330	Micron Technology, Inc., (2)	129,628
15,525	ON Semiconductor Corporation, (2)	162,547
21,530	Silicon Image, Inc., (2)	139,084
	Total Semiconductors & Equipment	4,703,181
	Software – 0.5%
4,720	Advent Software Inc., (2)	132,962
7,515	Ansys Inc., (2)	410,845
3,420	BMC Software, Inc., (2)	187,074
4,595	CommVault Systems, Inc., (2)	204,248
4,000	Manhattan Associates Inc., (2)	137,760
1,850	Micros Systems, Inc., (2)	91,964
171,894	Microsoft Corporation, (3)	4,469,244
31,660	Oracle Corporation	1,041,931
3,040	Rovi Corporation, (2)	174,374
1,530	Salesforce.com, Inc., (2)	227,939
3,180	VirnetX Holding Corporation	92,029
	Total Software	7,170,370
	Specialty Retail – 0.4%
8,170	Advance Auto Parts, Inc.	477,863
10,694	Best Buy Co., Inc.	335,899
3,370	Body Central Corporation	79,296
14,230	CarMax, Inc., (2)	470,586
10,980	Home Depot, Inc.	397,696
19,410	Limited Brands, Inc.	746,315
9,260	Tiffany & Co.	727,095
19,210	Tractor Supply Company	1,284,765
35,750	Williams-Sonoma Inc.	1,304,518
	Total Specialty Retail	5,824,033
	Textiles, Apparel & Luxury Goods – 0.5%
103,790	Burberry Group PLC, (15)	2,413,601
1,170	Fossil Inc., (2)	137,732
14,220	LVMH Moet Hennessy, (15)	2,555,292
5,580	Oxford Industries Inc.	188,381
669,880	Yue Yuen Industrial Holdings Limited, (15)	2,130,887
	Total Textiles, Apparel & Luxury Goods	7,425,893
	Tobacco – 0.5%
26,140	Alliance One International, Inc., (2)	84,432
35,410	Altria Group, Inc.	935,178
49,760	British American Tobacco PLC, (15)	2,182,055
45,000	Eastern Tobacco, (15)	793,836
28,579	Philip Morris International	1,908,219
21,340	Reynolds American Inc.	790,646
	Total Tobacco	6,694,366

Nuveen Investments

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.3%
6,775	CAI International Inc.	$139,971
217,792	Mitsui & Company Limited, (15)	3,765,650
7,880	United Rentals Inc.	200,151
	Total Trading Companies & Distributors	4,105,772
	Water Utilities – 0.0%
3,240	American Water Works Company	95,417
	Wireless Telecommunication Services – 0.6%
34,632	Millicom International Cellular S.A., (15)	3,628,373
200,735	Turkcell Iletisim Hizmetleri A.S., ADR, (3)	2,719,958
676,090	Vodafone Group PLC, (15)	1,792,747
	Total Wireless Telecommunication Services	8,141,078
	Total Common Stocks (cost $448,811,885)	511,337,391

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.1% (0.9% of Total Investments)
	Capital Markets – 0.0%
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	$346,375
	Commercial Banks – 0.5%
7,300	Credit Suisse AG	7.875%	BBB+	7,573,750
	Food Products – 0.1%
7,450	Bunge Limited, Convertible Bonds	4.875%	Ba1	748,725
	Gas Utilities – 0.0%
5,475	El Paso Energy Capital Trust I, Convertible Preferred	4.750%	B	243,747
	Health Care Providers & Services – 0.0%
11,650	Omnicare Capital Trust II, Series B	4.000%	B	560,365
	Independent Power Producers & Energy Traders – 0.1%
20,238	AES Trust III, Convertible Preferred	6.750%	B	996,924
	Insurance – 0.0%
7,200	Aspen Insurance Holdings Limited	5.625%	BBB-	372,960
	Machinery – 0.1%
9,850	Stanley, Black, and Decker Inc.	4.750%	BBB+	1,198,450
	Media – 0.0%
150	Interpublic Group Companies Inc., Convertible Notes	0.000%	B+	159,750
	Oil, Gas & Consumable Fuels – 0.1%
1,400	Chesapeake Energy Corporation, Convertible	5.750%	B+	1,764,000
	Real Estate – 0.2%
31,528	CommonWealth REIT, Convertible Debt	6.500%	Baa3	703,074
27,500	Health Care REIT, Inc., Convertible Bonds	6.500%	Baa3	1,416,525
	Total Real Estate			2,119,599
	Total Convertible Preferred Securities (cost $15,685,743)			16,084,645

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 34.2% (26.2% of Total Investments)
	Capital Markets – 3.8%
58,500	Ameriprise Financial, Inc.	7.750%	A	$1,605,240
103,604	BNY Capital Trust V, Series F	5.950%	A1	2,618,073
683,077	Credit Suisse	7.900%	A3	17,971,756
1,179,057	Deutsche Bank Capital Funding Trust II	6.550%	BBB	28,238,415
3,200	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	76,896
68,200	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	1,755,468
15,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	354,654
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	428,916
5,000	Goldman Sachs Group Inc.	6.200%	Baa2	125,600
15,900	Morgan Stanley Capital Trust V	5.750%	Baa2	375,876
2,500	Morgan Stanley Capital Trust VII	6.600%	Baa2	61,425
	Total Capital Markets			53,612,319
	Commercial Banks – 4.2%
1,500	ABN AMRO North America Capital Funding, 144A	6.968%	BB	1,028,906
574,816	Banco Santander Finance	10.500%	A-	16,140,833
28,400	Barclays Bank PLC	7.750%	A-	729,312
170,400	BB&T Capital Trust VI	9.600%	Baa1	4,582,056
35,309	BB&T Capital Trust VII	8.100%	Baa1	924,390
4,800	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	679,008
2,800	Fifth Third Capital Trust V	7.250%	Baa3	70,700
1,000,000	HSBC Bank PLC	1.000%	A	610,000
367,100	HSBC Holdings PLC, (2)	8.000%	A-	9,981,449
1,400	HSBC Holdings PLC	6.200%	A-	34,188
15,100	HSBC USA Inc., Series F	2.858%	A-	717,250
150,200	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	3,729,466
355,241	National City Capital Trust II	6.625%	BBB	9,058,646
11,000	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	200,970
5,400,000	Royal Bank of Scotland Group PLC	7.648%	BB	4,860,000
5,050	Wells Fargo & Company, Convertible Bond	7.500%	A-	5,353,000
9,700	Wells Fargo Capital Trust VII	5.850%	A-	243,470
	Total Commercial Banks			58,943,644
	Diversified Financial Services – 2.7%
4,290	Bank of America Corporation	7.250%	BB+	4,295,148
69,000	Citigroup Capital Trust XI	6.000%	BB+	1,609,080
72,000	Citigroup Capital Trust XII	8.500%	BB+	1,859,040
178,500	Citigroup Capital XIII	7.875%	BB+	4,958,730
2,000	Countrywide Capital Trust III	7.000%	Baa3	49,840
63,600	Countrywide Capital Trust IV	6.750%	Baa3	1,574,100
188,023	ING Groep N.V	7.200%	BBB-	4,647,929
755,475	ING Groep N.V	7.050%	BBB-	18,463,809
6,600	JPMorgan Chase Capital Trust XXIX	6.700%	A2	167,772
	Total Diversified Financial Services			37,625,448
	Diversified Telecommunication Services – 0.2%
69,063	AT&T Inc.	6.375%	A2	1,847,435
52,000	Telephone and Data Systems Inc.	6.875%	Baa2	1,310,400
	Total Diversified Telecommunication Services			3,157,835
	Electric Utilities – 0.5%
259,300	Entergy Texas Inc.	7.875%	BBB+	7,519,700
	Food Products – 0.2%
33,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,971,761

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Insurance – 7.6%
1,122,600	Aegon N.V.	6.375%	BBB	$26,504,586
35,900	Allianz SE	8.375%	A+	940,131
182,626	Arch Capital Group Limited, Series B	7.875%	BBB	4,638,700
349,824	Arch Capital Group Limited	8.000%	BBB	8,868,038
6,250,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	6,246,331
29,400	Delphi Financial Group, Inc.	7.376%	BB+	723,240
197,751	EverestRe Capital Trust II	6.200%	Baa1	4,815,237
79,805	Markel Corporation	7.500%	BBB	2,037,422
845,085	PartnerRe Limited	6.750%	BBB+	20,848,247
143,693	PLC Capital Trust III	7.500%	BBB	3,631,122
14,000	PLC Capital Trust IV	7.250%	BBB	350,140
22,317	Protective Life Corporation	7.250%	BBB	556,809
136,730	Prudential Financial Inc.	9.000%	BBB+	3,809,298
24,617	Prudential PLC	6.750%	A-	616,656
1,000,000	Reinsurance Group of America Inc.	6.750%	BBB-	955,349
87,828	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	2,096,454
171,414	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	4,266,494
587,891	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	14,744,306
	Total Insurance			106,648,560
	Media – 4.1%
597,221	CBS Corporation	6.750%	BBB-	15,205,247
986,613	Comcast Corporation	7.000%	BBB+	25,059,970
30,000	Comcast Corporation	6.625%	BBB+	771,900
641,540	Viacom Inc.	6.850%	BBB+	16,275,870
	Total Media			57,312,987
	Multi-Utilities – 0.7%
122,534	Dominion Resources Inc.	8.375%	BBB	3,505,698
224,400	Xcel Energy Inc.	7.600%	BBB	6,171,000
	Total Multi-Utilities			9,676,698
	Oil, Gas & Consumable Fuels – 1.1%
608,144	Nexen Inc.	7.350%	BB+	15,471,183
	Pharmaceuticals – 0.1%
39,481	Bristol Myers Squibb Company (CORTS)	6.250%	A+	1,013,872
	Real Estate – 8.1%
59,800	CommomWealth REIT	7.500%	BBB	1,285,700
4,000	CommomWealth REIT	7.250%	Baa3	99,960
528,517	CommomWealth REIT	7.125%	Baa3	13,271,062
199,813	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	5,019,303
6,800	Duke Realty Corporation, Series K	6.500%	Baa3	165,784
71,421	Duke Realty Corporation, Series L	6.600%	Baa3	1,750,529
121,700	Duke-Weeks Realty Corporation	6.625%	Baa3	2,977,999
113,920	Equity Residential Properties Trust, Series N	6.480%	BBB-	2,882,176
630,420	Kimco Realty Corporation, Series G	7.750%	Baa2	16,428,745
23,000	Kimco Realty Corporation, Series H	6.900%	Baa2	578,910
3,997	Prologis Inc.	8.540%	Baa3	215,089
51,275	Prologis Inc.	6.750%	Baa3	1,238,291
20,000	PS Business Parks, Inc.	0.000%	BBB-	506,400
27,632	Public Storage, Inc., Series C	6.600%	BBB+	697,155
147,869	Public Storage, Inc., Series E	6.750%	BBB+	3,742,564
67,911	Public Storage, Inc., Series H	6.950%	BBB+	1,716,790
13,400	Public Storage, Inc., Series Q	6.500%	BBB+	343,308
29,949	Public Storage, Inc.	6.875%	BBB+	813,415
235,263	Public Storage, Inc.	6.750%	BBB+	6,010,970

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value
	Real Estate (continued)
22,344	Realty Income Corporation	6.750%		Baa2	$571,336
626,351	Vornado Realty LP	7.875%		BBB	17,162,017
1,227,443	Wachovia Preferred Funding Corporation	7.250%		A-	31,704,853
5,517	Weingarten Realty Trust	8.100%		BBB	129,870
117,000	Weingarten Realty Trust	6.950%		Baa3	2,943,720
96,725	Weingarten Realty Trust	6.500%		Baa3	2,413,289
	Total Real Estate				114,669,235
	U.S. Agency – 0.7%
155,500	Cobank Agricultural Credit Bank, 144A	7.000%		N/R	7,055,813
48,000	Cobank Agricultural Credit Bank	11.000%		A	2,520,000
	Total U.S. Agency				9,575,813
	Wireless Telecommunication Services – 0.2%
26,700	Telephone and Data Systems Inc.	7.000%		Baa2	674,442
70,000	United States Cellular Corporation	6.950%		Baa2	1,753,500
	Total Wireless Telecommunication Services				2,427,942
	Total $25 Par (or similar) Preferred Securities (cost $465,169,392)				480,626,997
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 7.4% (5.6% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	5.280%	7/31/14	B	$573,990
552	DAE Aviation Holdings, Inc., Term Loan B2	5.280%	7/31/14	B	551,512
1,126	Total Aerospace & Defense				1,125,502
	Airlines – 0.1%
1,500	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	1,489,376
	Automobiles – 0.2%
1,800	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	1,758,001
596	Ford Motor Company, Term Loan	2.940%	12/15/13	Baa3	596,698
2,396	Total Automobiles				2,354,699
	Biotechnology – 0.1%
900	Grifols, Term Loan	6.000%	6/01/17	BB	905,250
	Chemicals – 0.1%
995	Univar, Inc., Term Loan	5.000%	6/30/17	B	994,733
	Communications Equipment – 0.5%
1,638	Avaya Inc., Term Loan	5.250%	10/24/14	B+	1,579,090
3,290	Avaya Inc., Term Loan	1.000%	10/26/17	B1	3,180,153
1,122	CommScope Inc., Term Loan	5.000%	1/14/18	BB	1,127,546
867	Intelsat, Term Loan	5.250%	4/02/18	BB-	870,639
6,917	Total Communications Equipment				6,757,428
	Consumer Finance – 0.1%
1,350	Springleaf Financial Funding Company, Term Loan	5.500%	5/06/17	B+	1,326,235
	Diversified Consumer Services – 0.1%
943	Cengage Learning Acquisitions, Inc., Term Loan	2.500%	7/03/14	B+	848,750

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Diversified Financial Services – 0.0%
$175	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	$174,935
	Electric Utilities – 0.2%
2,664	TXU Corporation, 2014 Term Loan	3.690%	10/10/14	B2	2,235,183
	Electrical Equipment – 0.1%
1,570	Allison Transmission Holdings, Inc., Term Loan	2.940%	8/07/14	B+	1,541,774
	Food & Staples Retailing – 0.1%
1,990	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B3	1,870,259
	Food Products – 0.3%
2,250	Del Monte Foods Company, Term Loan	4.500%	3/08/18	Ba3	2,247,538
1,800	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,800,563
993	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	1,000,978
5,043	Total Food Products				5,049,079
	Health Care Providers & Services – 0.7%
137	Community Health Systems, Inc., Delayed Term Loan	2.504%	7/25/14	BB	132,766
838	Community Health Systems, Inc., Extended Term Loan	3.754%	1/25/17	BB	819,383
2,714	Community Health Systems, Inc., Term Loan	2.504%	7/25/14	BB	2,627,060
1,347	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	1,344,100
1,800	Golden Living, Term Loan	5.000%	5/04/18	B+	1,768,491
1,122	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	1,121,626
1,800	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,770,750
9,758	Total Health Care Providers & Services				9,584,176
	Hotels, Restaurants & Leisure – 0.6%
2,220	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B+	2,252,560
991	Harrah's Operating Company, Inc., Term Loan B2	3.247%	1/28/15	B	892,252
518	Herbst Gaming, LLC, Term Loan	10.000%	12/31/15	B+	533,640
901	Orbitz Worldwide, Inc., Term Loan	3.225%	7/25/14	B+	831,528
132	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	B+	126,836
1,359	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	1,304,440
554	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	552,218
1,360	Travelport LLC, Delayed Term Loan	4.746%	8/21/15	Ba3	1,304,102
134	Travelport LLC, Letter of Credit	4.746%	8/23/15	Ba3	128,605
470	Travelport LLC, Term Loan	4.746%	8/21/15	Ba3	450,627
209	Venetian Casino Resort LLC, Delayed Term Loan	2.690%	11/23/16	BB	203,061
273	Venetian Casino Resort LLC, Tranche B, Term Loan	2.690%	11/23/16	BB	265,459
9,121	Total Hotels, Restaurants & Leisure				8,845,328
	Household Products – 0.1%
995	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	994,690
	Independent Power Producers & Energy Traders – 0.1%
1,526	AES Corporation, Term Loan	4.250%	5/27/18	BB+	1,529,990
	Industrial Conglomerates – 0.1%
898	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	873,810
	IT Services – 0.6%
1,721	First Data Corporation, Extended Term Loan	4.186%	3/24/18	B+	1,582,168
183	First Data Corporation, Term Loan B1	2.936%	9/24/14	B+	169,985
1,296	Frac Tech International LLC, Term Loan	6.250%	5/03/16	B+	1,295,710
1,180	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.940%	7/28/15	B+	1,144,545
1,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2, WI/DD	TBD	TBD	B+	990,000

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	IT Services (continued)
$2,262	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.940%	7/28/15	B+	$2,204,593
1,153	SunGard Data Systems, Inc., Term Loan B	1.939%	2/28/14	BB	1,126,228
8,795	Total IT Services				8,513,229
	Leisure Equipment & Products – 0.1%
722	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	725,454
	Media – 0.9%
738	Cequel Communications LLC, Term Loan B	2.190%	11/05/13	Ba2	733,590
3,183	Charter Communications Operating Holdings LLC, Term Loan C	3.500%	9/06/16	BB+	3,176,764
669	Citadel Broadcasting Corporation, Term Loan, (7)	4.250%	12/30/16	Baa3	669,196
1,107	Gray Television, Inc., Term Loan B	3.700%	12/31/14	B	1,089,693
50	Nielsen Finance LLC, Term Loan A	2.190%	8/09/13	Ba2	49,057
1,845	Nielsen Finance LLC, Term Loan B	3.940%	5/02/16	BB	1,844,980
817	Nielsen Finance LLC, Term Loan C	3.440%	5/02/16	Ba2	813,860
337	SuperMedia, Term Loan	11.000%	12/31/15	B-	204,596
675	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	Ca	459,468
5,477	Univision Communications, Inc., Term Loan	4.436%	3/31/17	B+	5,213,436
14,898	Total Media				14,254,640
	Metals & Mining – 0.1%
823	John Maneely Company, Term Loan	4.750%	4/01/17	BB	826,528
	Multiline Retail – 0.1%
1,800	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	1,780,261
	Oil, Gas & Consumable Fuels – 0.2%
2,902	CCS Income Trust, Term Loan	3.246%	11/14/14	B	2,765,954
	Personal Products – 0.1%
931	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	931,582
	Pharmaceuticals – 0.2%
1,440	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	1,433,251
1,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,040,000
2,440	Total Pharmaceuticals				2,473,251
	Real Estate – 0.1%
1,673	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	1,650,743
	Real Estate Management & Development – 0.2%
987	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	989,085
1,575	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	1,579,922
1,191	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	B1	1,063,170
3,753	Total Real Estate Management & Development				3,632,177
	Road & Rail – 0.1%
1,135	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB-	1,144,188
	Semiconductors & Equipment – 0.2%
1,987	Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	1,980,526
998	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B-	1,003,423
2,985	Total Semiconductors & Equipment				2,983,949
	Software – 0.1%
869	IPC Systems, Inc., Term Loan	2.496%	6/02/14	B1	849,850

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Specialty Retail – 0.7%
$440	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/17/18	BB-	$437,140
1,723	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,724,376
2,244	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	2,242,972
1,237	Claire's Stores, Inc., Term Loan B	3.023%	5/29/14	B	1,129,912
1,000	J Crew Group, Term Loan	4.750%	3/07/18	B1	963,063
1,833	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,810,416
971	Michaels Stores, Inc., Term Loan B1	2.537%	10/31/13	B+	956,051
1,306	Michaels Stores, Inc., Term Loan B2	4.787%	7/31/16	B+	1,304,005
10,754	Total Specialty Retail				10,567,935
	Wireless Telecommunication Services – 0.1%
1,928	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	1,630,108
$106,275	Total Variable Rate Senior Loan Interests (cost $103,567,310)				103,231,046
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.8% (8.3% of Total Investments)
	Aerospace & Defense – 0.1%
$500	Alliant Techsystems Inc., Convertible Bonds	2.750%	9/15/11	BB-	$501,875
920	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	937,250
400	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB-	412,000
1,820	Total Aerospace & Defense				1,851,125
	Auto Components – 0.1%
500	BorgWarner Inc.	3.500%	4/15/12	BBB	1,235,000
250	TRW Automotive Inc., Convertible Bond, 144A	3.500%	12/01/15	Ba2	528,125
750	Total Auto Components				1,763,125
	Automobiles – 0.1%
900	Ford Motor Company, Convertible Bonds	4.250%	11/15/16	Ba3	1,542,375
	Beverages – 0.0%
400	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	439,000
	Biotechnology – 0.3%
3,375	Amgen Inc.	0.375%	2/01/13	A+	3,387,656
600	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B	864,750
3,975	Total Biotechnology				4,252,406
	Capital Markets – 0.2%
950	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	1,054,500
700	Ares Capital Corporation, Convertible Bond	5.125%	6/01/16	BBB	707,875
750	Jefferies Group Inc., Convertible Bond	3.875%	11/01/29	BBB	750,000
600	MF Global Holdings, Convertible Bond	1.875%	2/01/16	Baa2	594,750
255	MF Global Limited, Convertible Bonds	9.000%	6/20/38	Baa2	293,888
3,255	Total Capital Markets				3,401,013
	Commercial Services & Supplies – 0.0%
450	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	511,313
	Communications Equipment – 0.4%
600	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	584,250
950	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	803,938
4,750	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	4,631,250
6,300	Total Communications Equipment				6,019,438

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Computers & Peripherals – 0.8%
$1,400	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	$2,399,250
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	1,226,750
1,500	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	2,570,625
1,200	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	2,103,000
2,000	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	1,932,500
1,161	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB-	1,227,758
7,961	Total Computers & Peripherals				11,459,883
	Containers & Packaging – 0.1%
950	Owens-Brockway Glass Containers	3.000%	6/01/15	BB	935,750
	Diversified Consumer Services – 0.1%
261	Coinstar Inc., Convertible Bond	4.000%	9/01/14	BB+	399,983
400	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB	562,000
661	Total Diversified Consumer Services				961,983
	Diversified Financial Services – 0.1%
800	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	803,000
450	PHH Corporation, Convertible Bond	4.000%	9/01/14	BB+	488,813
1,250	Total Diversified Financial Services				1,291,813
	Diversified Telecommunication Services – 0.1%
915	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	1,122,019
	Electrical Equipment – 0.1%
650	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	702,000
462	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	635,828
1,112	Total Electrical Equipment				1,337,828
	Electronic Equipment & Instruments – 0.2%
500	Anixter International Inc., Convertible Bond	1.000%	2/15/13	B+	593,125
500	Itron Inc.	2.500%	8/01/26	B+	501,250
700	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	728,000
300	Vishay Intertechnology Inc., Convertible Bonds	2.250%	11/15/40	BB+	358,875
2,000	Total Electronic Equipment & Instruments				2,181,250
	Energy Equipment & Services – 0.6%
1,950	Bristow Group Convertible Bond	3.000%	6/15/38	BB	2,028,000
764	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	1,093,475
450	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	B+	498,938
650	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	659,750
2,800	Transocean Inc.	1.500%	12/15/37	BBB	2,796,500
1,875	Transocean Inc.	1.500%	12/15/37	BBB	1,837,500
8,489	Total Energy Equipment & Services				8,914,163
	Food Products – 0.3%
400	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	422,000
1,000	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	1,055,000
450	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B-	437,625
800	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B+	941,000
950	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	1,225,500
3,600	Total Food Products				4,081,125
	Health Care Equipment & Supplies – 0.6%
200	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	238,750
700	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	835,625
1,439	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,395,830

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Health Care Equipment & Supplies (continued)
$1,089	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	$1,244,183
850	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	1,084,813
2,750	Medtronic, Inc.	1.625%	4/15/13	AA-	2,811,875
550	Teleflex Inc., Convertible Bond	3.875%	8/01/17	BB-	633,875
7,578	Total Health Care Equipment & Supplies				8,244,951
	Health Care Providers & Services – 0.3%
300	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB+	498,375
300	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB	388,125
450	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	464,063
525	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	561,750
976	Omnicare, Inc.	3.750%	12/15/25	BB	1,301,740
538	Omnicare, Inc.	3.250%	12/15/35	B+	514,463
300	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	429,000
3,389	Total Health Care Providers & Services				4,157,516
	Hotels, Restaurants & Leisure – 0.2%
1,100	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	1,491,875
1,150	International Game Technology	3.250%	5/01/14	BBB	1,371,375
2,250	Total Hotels, Restaurants & Leisure				2,863,250
	Household Durables – 0.2%
911	D.R. Horton, Inc.	2.000%	5/15/14	BB-	1,008,933
750	Lennar Corporation, 144A	2.750%	12/15/20	B+	801,563
361	Lennar Corporation	2.000%	12/01/20	B+	362,354
2,022	Total Household Durables				2,172,850
	Independent Power Producers & Energy Traders – 0.1%
450	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	744,750
	Industrial Conglomerates – 0.1%
850	Textron Inc.	4.500%	5/01/13	BBB-	1,588,438
	Insurance – 0.1%
450	CNO Financial Group Inc., Convertible Bond	7.000%	12/30/16	B	723,375
750	Old Republic International Corporation	8.000%	5/15/12	BBB+	840,938
1,200	Total Insurance				1,564,313
	Internet & Catalog Retail – 0.1%
650	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	1,152,938
	Internet Software & Services – 0.2%
1,050	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	1,172,063
850	Equinix Inc.	4.750%	6/15/16	B-	1,200,625
1,900	Total Internet Software & Services				2,372,688
	IT Services – 0.0%
250	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	507,813
	Life Sciences Tools & Services – 0.1%
550	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	576,813
750	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	856,875
1,300	Total Life Sciences Tools & Services				1,433,688
	Machinery – 0.4%
1,200	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	1,846,500
500	Ingersoll Rand	4.500%	4/15/12	BBB+	1,274,375

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Machinery (continued)
$650	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	$850,688
250	Terex Corporation	4.000%	6/01/15	B	469,375
600	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	626,250
3,200	Total Machinery				5,067,188
	Media – 0.6%
1,300	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB+	1,486,875
1,061	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	618,033
3,100	Liberty Media Corporation	3.125%	3/30/23	BB-	3,700,625
1,050	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	BBB+	1,156,313
800	Omnicom Group, Inc.	0.000%	7/31/32	BBB+	836,000
965	XM Satellite Radio Inc., 144A	7.000%	12/01/14	BB-	1,418,550
8,276	Total Media				9,216,396
	Metals & Mining – 0.8%
750	Alcoa Inc., Convertible Bond	5.250%	3/15/14	BBB-	1,902,188
3,450	First Uranium Corporation	4.250%	6/30/12	N/R	2,736,534
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,265,000
250	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	336,250
650	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	874,250
400	Newmont Mining Corporation	3.000%	2/15/12	BBB+	490,000
900	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,172,250
350	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	417,375
900	United States Steel Corporation	4.000%	5/15/14	BB	1,429,875
10,650	Total Metals & Mining				11,623,722
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB-	469,125
	Multi-Utilities – 0.1%
700	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	1,074,500
	Oil, Gas & Consumable Fuels – 0.6%
550	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	643,500
600	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB+	663,750
1,461	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB+	1,537,703
1,050	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	1,114,313
1,150	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	1,405,875
700	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	1,083,250
2,246	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,611,505
7,757	Total Oil, Gas & Consumable Fuels				8,059,896
	Personal Products – 0.1%
950	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba2	948,813
	Pharmaceuticals – 0.2%
961	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB	1,889,566
750	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB	834,375
450	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	502,313
2,161	Total Pharmaceuticals				3,226,254
	Real Estate – 0.8%
1,350	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,500,188
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	952,375
250	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	250,625
450	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	454,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value
	Real Estate (continued)
$600	ERP Operating LP	3.850%	8/15/26	BBB+	$614,220
750	Health Care REIT, Inc., Convertible Bonds	3.000%	12/01/29	Baa2	840,938
1,200	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	1,200,000
750	Istar Financial Inc., Convertible Bond	0.805%	10/01/12	B+	675,000
600	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	BBB	666,000
550	Prologis Inc., Convertible Bonds	3.250%	3/15/15	BBB-	629,063
1,500	Prologis Inc., Convertible Bonds	2.250%	4/01/37	BBB-	1,494,375
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB+	490,000
400	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	495,499
450	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	507,937
10,200	Total Real Estate				10,770,720
	Road & Rail – 0.1%
649	Hertz Global Holdings Inc., Convertible Bond	5.250%	6/01/14	B-	1,322,337
	Semiconductors & Equipment – 0.9%
2,498	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	2,532,347
924	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	947,099
1,800	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,860,749
2,850	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	3,476,999
2,150	Micron Technology, Inc.	1.875%	6/01/14	BB-	2,096,249
1,000	ON Semiconductor Corporation	2.625%	12/15/26	BB	1,211,249
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB+	570,374
850	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB+	1,077,374
12,522	Total Semiconductors & Equipment				13,772,440
	Software – 0.2%
950	Microsoft Corporation, Convertible Bond, 144A	0.000%	6/15/13	AAA	971,374
1,750	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	2,126,249
2,700	Total Software				3,097,623
	Specialty Retail – 0.1%
700	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	705,249
	Textiles, Apparel & Luxury Goods – 0.1%
850	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B+	890,374
	Trading Companies & Distributors – 0.1%
400	United Rentals Inc., Convertible Bonds	4.000%	11/15/15	B	957,999
386	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	802,879
786	Total Trading Companies & Distributors				1,760,878
	Wireless Telecommunication Services – 0.1%
1,250	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB-	698,437
$130,428	Total Convertible Bonds (cost $136,992,584)				151,572,756
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 11.9% (9.1% of Total Investments)
	Aerospace & Defense – 0.0%
$333	Hexcel Corporation, Term Loan	6.750%	2/01/15	BB+	$338,828
	Airlines – 0.1%
900	United Airlines Inc., 144A	12.000%	11/01/13	B3	965,250

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Auto Components – 0.2%
$1,200	Cooper Standard Automitve	8.500%	5/01/18	B+	$1,266,000
1,800	Titan Wheels International Inc., 144A	7.875%	10/01/17	B+	1,881,000
3,000	Total Auto Components				3,147,000
	Biotechnology – 0.3%
1,200	Angiotech Pharmaceuticals Inc.	4.004%	12/01/13	N/R	1,068,000
2,650	Gilead Sciences Inc., Convertible Bonds, (3)	1.625%	5/01/16	A-	3,070,688
3,850	Total Biotechnology				4,138,688
	Building Products – 0.0%
540	Libbey Glass Inc.	10.000%	2/15/15	B	585,900
	Capital Markets – 0.1%
950	Ares Capital Corporation, Convertible Bond	5.750%	2/01/16	BBB	997,500
	Chemicals – 0.5%
2,850	Hexion US Finance Corporation	8.875%	2/01/18	B3	2,964,000
1,200	NOVA Chemicals Corporation	8.625%	11/01/19	Ba2	1,336,500
450	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B-	474,750
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B+	2,147,250
6,600	Total Chemicals				6,922,500
	Commercial Banks – 0.9%
300	Ally Financial Inc.	8.000%	3/15/20	B+	318,750
1,400	Den Norske Bank	0.875%	2/18/35	Baa1	840,000
1,400	Den Norske Bank	0.657%	2/24/37	Baa1	854,000
2,915	Groupe BCPE	3.800%	12/30/49	BBB+	2,009,018
7,076	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	6,616,060
2,900	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	2,595,500
15,991	Total Commercial Banks				13,233,328
	Commercial Services & Supplies – 0.3%
1,200	Avis Budget Car Rental	8.250%	1/15/19	B	1,215,000
1,500	International Lease Finance Corporation, 144A	8.750%	3/15/17	BBB-	1,640,625
600	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B-	610,500
1,200	Ticketmaster	10.750%	8/01/16	B	1,308,000
4,500	Total Commercial Services & Supplies				4,774,125
	Communications Equipment – 0.2%
1,800	Avaya Inc., 144A	7.000%	4/01/19	B1	1,741,500
450	Avaya Inc.	10.125%	11/01/15	CCC+	462,375
1,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	1,288,500
3,450	Total Communications Equipment				3,492,375
	Consumer Finance – 0.1%
900	Ally Financial Inc.	7.500%	9/15/20	B+	940,500
	Containers & Packaging – 0.1%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB	630,000
	Diversified Financial Services – 0.1%
950	CIT Group Inc.	7.000%	5/01/17	B+	947,625
200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	193,000
1,150	Total Diversified Financial Services				1,140,625

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Telecommunication Services – 0.4%
$1,200	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	$1,248,000
350	Insight Communications, 144A	9.375%	7/15/18	B-	384,125
1,200	IntelSat Jackson Holding, 144A	7.250%	10/15/20	B	1,194,000
1,200	Windstream Corporation	7.875%	11/01/17	Ba3	1,273,500
1,000	Windstream Corporation	7.500%	4/01/23	Ba3	1,000,000
4,950	Total Diversified Telecommunication Services				5,099,625
	Electric Utilities – 0.6%
600	Calpine Corporation, 144A	7.875%	7/31/20	B+	627,000
900	Energy Future Holdings	10.250%	1/15/20	B-	955,314
6,400	WPS Resource Corporation	6.110%	12/01/16	Baa2	6,328,000
7,900	Total Electric Utilities				7,910,314
	Electrical Equipment – 0.1%
1,200	Kemet Corporation	10.500%	5/01/18	B+	1,326,000
	Electronic Equipment & Instruments – 0.0%
450	Amkor Technology Inc.	7.375%	5/01/18	BB	457,313
	Food & Staples Retailing – 0.5%
5,450	CVS Caremark Corporation	6.302%	6/01/37	BBB-	5,306,938
1,200	Stater Brothers Holdings Inc.	7.375%	11/15/18	B+	1,245,000
6,650	Total Food & Staples Retailing				6,551,938
	Food Products – 0.4%
1,200	Dole Foods Company, 144A	8.000%	10/01/16	B+	1,257,000
2,700	Dole Foods Company	8.750%	7/15/13	B-	2,936,250
1,200	JBS USA LLC	7.250%	6/01/21	BB	1,167,000
5,100	Total Food Products				5,360,250
	Health Care Equipment & Supplies – 0.0%
500	Biomet Inc.	10.000%	10/15/17	B-	545,000
	Health Care Providers & Services – 0.7%
600	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	621,000
450	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	474,750
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,060,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,061,250
1,800	HCA Inc.	8.500%	4/15/19	BB	1,989,000
2,140	Select Medical Corporation	7.625%	2/01/15	CCC+	2,118,600
1,800	Select Medical Corporation	6.211%	9/15/15	CCC+	1,719,000
9,790	Total Health Care Providers & Services				10,043,600
	Hotels, Restaurants & Leisure – 0.8%
1,200	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	1,179,000
1,200	GWR Operating Partnership	10.875%	4/01/17	BB-	1,299,000
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,483,438
900	Landry's Restaurants Inc.	11.625%	12/01/15	B	963,000
300	MGM Resorts International	9.000%	3/15/20	Ba3	328,500
600	Peninsula Gaming LLC	8.375%	8/15/15	BB	630,000
600	Penn National Gaming Inc.	8.750%	8/15/19	BB-	652,500
1,200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	1,257,000
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.752%	3/15/14	BB	1,636,250
600	Universal City Development Partners	8.875%	11/15/15	Baa2	667,500
10,600	Total Hotels, Restaurants & Leisure				11,096,188

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Household Products – 0.1%
$1,650	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B+	$1,703,625
	Independent Power Producers & Energy Traders – 0.1%
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,047,500
	Industrial Conglomerates – 0.0%
300	Reynolds Group, 144A	9.000%	4/15/19	B-	296,250
	Insurance – 0.7%
10,000	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	10,033,740
	IT Services – 0.7%
300	Fidelity National Information Services Inc.	7.875%	7/15/20	Ba2	318,375
2,350	First Data Corporation, 144A	7.375%	6/15/19	B+	2,367,625
1,800	First Data Corporation, 144A	8.875%	8/15/20	B+	1,921,500
1,400	First Data Corporation	10.550%	9/24/15	B-	1,452,596
600	First Data Corporation	9.875%	9/24/15	B-	616,500
1,600	First Data Corporation	11.250%	3/31/16	CCC+	1,576,000
600	ManTech International Company	7.250%	4/15/18	BB+	627,000
1,050	Seagate HDD Cayman	6.875%	5/01/20	BB+	1,042,125
600	Sungard Data Systems Inc.	7.625%	11/15/20	B	606,000
10,300	Total IT Services				10,527,721
	Machinery – 0.0%
400	AGCO Corporation, Convertible Bond	1.250%	12/15/36	BB+	536,000
	Media – 0.4%
600	Allbritton Communications Company, 144A	8.000%	5/15/18	B	610,500
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	2,005,000
450	Cablevision Systems Corporation	7.750%	4/15/18	B+	479,813
300	Cablevision Systems Corporation	8.000%	4/15/20	B+	321,750
1,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	947,625
300	Clear Channel Communications, Inc., 144A	6.875%	6/15/18	CCC-	199,500
450	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	490,500
300	NexStar Mission Broadcast	8.875%	4/15/17	B	315,750
900	Nielsen Finance LLC Co	7.750%	10/15/18	B+	945,000
6,350	Total Media				6,315,438
	Metals & Mining – 0.4%
900	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	902,250
5,200	MagIndustries Corporation, (10)	11.000%	12/14/12	N/R	5,050,417
6,100	Total Metals & Mining				5,952,667
	Multiline Retail – 0.1%
1,200	Sprectum Brands Inc., 144A	9.500%	6/15/18	B1	1,314,000
	Multi-Utilities – 0.1%
1,200	Bon-Ton Department Stores Inc.	10.250%	3/15/14	B-	1,200,000
	Municipal – 0.1%
600	Tops Markets	10.125%	10/15/15	B	636,750
	Oil, Gas & Consumable Fuels – 0.9%
1,500	Alta Mesa Holdings Finance, 144A	9.625%	10/15/18	B	1,500,000
1,200	Arch Coal Inc., 144A	7.250%	6/15/21	B+	1,201,500
2,400	Chaparral Energy Inc.	8.875%	2/01/17	B-	2,484,000
600	CONSOL Energy Inc.	8.000%	4/01/17	BB	654,000
600	CONSOL Energy Inc.	8.250%	4/01/20	BB	654,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Oil, Gas & Consumable Fuels (continued)
$700	Energy XXI Gulf Coast Inc., 144A	7.750%	6/15/19	B	$696,500
1,200	Genesis Energy LP, 144A	7.875%	12/15/18	B+	1,194,000
1,200	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	1,254,000
450	Western Refining Inc., 144A	10.750%	6/15/14	B	481,500
1,050	Western Refining Inc.	11.250%	6/15/17	B	1,181,250
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,612,500
12,400	Total Oil, Gas & Consumable Fuels				12,913,250
	Paper & Forest Products – 0.0%
650	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	555,750
	Personal Products – 0.2%
1,800	Prestige Brands Inc.	8.250%	4/01/18	B	1,885,500
600	Revlon Consumer Products	9.750%	11/15/15	B	645,000
2,400	Total Personal Products				2,530,500
	Pharmaceuticals – 0.2%
900	Mylan Inc., 144A	7.875%	7/15/20	BB	987,750
1,800	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	BB	1,815,750
2,700	Total Pharmaceuticals				2,803,500
	Real Estate – 0.1%
1,200	Entertainment Properties Trust	7.750%	7/15/20	Baa3	1,353,000
	Road & Rail – 0.1%
900	Avis Budget Car Rental	9.625%	3/15/18	B	960,750
	Semiconductors & Equipment – 0.2%
2,000	Freescale Semiconductor Inc.	9.250%	4/15/18	B1	2,155,000
261	NXP BV	3.028%	10/15/13	B-	259,695
2,261	Total Semiconductors & Equipment				2,414,695
	Software – 0.1%
1,000	SoftBrands Inc/Atlantis, 144A, WI/DD	11.500%	7/15/18	Caa1	921,430
	Specialty Retail – 0.5%
1,154	Brookstone Company Inc.	13.000%	10/15/14	CCC+	978,015
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC	1,302,750
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,131,000
300	Express LLC	8.750%	3/01/18	B+	324,000
1,200	Toys "R" Us, Inc.	7.375%	10/15/18	B3	1,165,500
1,500	Toys "R" Us Property Company II LLC	8.500%	12/01/17	Ba1	1,567,500
6,704	Total Specialty Retail				6,468,765
	Transportation Infrastructure – 0.1%
1,714	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,758,581
	Wireless Telecommunication Services – 0.4%
1,500	IPCS, Inc.	2.398%	5/01/13	BB-	1,466,249
3,550	Sprint Nextel Corporation	8.375%	8/15/17	BB-	3,900,562
5,050	Total Wireless Telecommunication Services				5,366,811
$165,983	Total Corporate Bonds (cost $159,739,166)				167,307,570

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 23.5% (18.0% of Total Investments)
	Capital Markets – 0.5%
2,800	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$2,590,000
1,600	Credit Suisse Guernsey	0.951%	5/15/17	A3	1,301,728
3,100	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Baa3	2,968,250
	Total Capital Markets				6,859,978
	Commercial Banks – 8.1%
9,350	AgFirst Farm Credit Bank, (3)	7.300%	12/15/53	A	9,103,628
2,120	Banco Santander Finance	10.500%	9/29/49	A-	2,313,276
3,000	BankAmerica Capital II, Series 2	8.000%	12/15/26	Baa3	3,052,500
3,200	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	3,248,000
2,500	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	Baa3	2,550,000
4,875	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	4,972,500
2,000	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	1,835,000
1,000	Barclays Bank PLC	6.278%	12/15/34	A-	867,500
3,000	BB&T Capital Trust II	6.750%	6/07/36	Baa1	3,047,433
3,800	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	3,847,500
1,950	BBVA International Unipersonal	5.919%	4/18/17	A-	1,614,382
5,750	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,756,923
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	3,852,104
4,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	4,128,000
1,450	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	1,254,250
1,300	HSBC America Capital Trust I, 144A	7.808%	12/15/26	A-	1,326,000
1,000	HSBC Bank PLC	0.850%	6/11/49	A	610,000
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	12,322,500
100	HSBC Financial Capital Trust IX	5.911%	11/30/15	Baa1	94,500
4,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	4,199,744
4,150	NB Capital Trust II	7.830%	12/15/26	Baa3	4,212,250
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	10,200,000
5,290	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	6,750,040
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	2,042,124
1,100	Societe Generale, 144A	1.051%	12/31/49	BBB+	772,101
10,310	Societe Generale	8.750%	10/07/49	BBB+	10,567,750
6,500	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	6,233,864
3,400	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	3,332,000
	Total Commercial Banks				114,105,869
	Consumer Finance – 0.4%
5,500	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	5,575,625
	Diversified Financial Services – 0.8%
10	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	420,750
5,270	Bank One Capital III	8.750%	9/01/30	A2	6,680,832
4,300	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	4,253,229
	Total Diversified Financial Services				11,354,811
	Diversified Telecommunication Services – 1.5%
19	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	21,715,425
	Electric Utilities – 0.7%
8,200	Dominion Resources Inc.	7.500%	6/30/16	BBB	8,661,250
1,600	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	1,588,000
	Total Electric Utilities				10,249,250
	Insurance – 10.1%
3,600	Allstate Corporation	6.125%	5/15/17	Baa1	3,573,000
1,500	Allstate Corporation	6.500%	5/15/37	Baa1	1,496,250
7,675	AXA SA, 144A	6.379%	12/14/36	Baa1	6,715,625

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Insurance (continued)
6,100	AXA	8.600%	12/15/30	A3	$7,267,540
8,065	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	7,681,913
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	3,845,000
16,025	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	14,102,000
2,000	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	1,856,000
750	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	772,500
8,900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	8,877,750
11,370	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	11,878,319
9,700	National Financial Services Inc.	6.750%	5/15/37	Baa2	9,113,150
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,351,112
9,100	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	8,332,870
8,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	8,415,000
2,700	Progressive Corporation	6.700%	6/15/67	A2	2,804,760
3,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	3,619,250
4,000	Prudential PLC	6.500%	6/29/49	A-	3,800,000
8,300	Swiss Re Capital I	6.854%	5/25/16	A-	7,980,326
1,200	White Mountains Re Group Limited	7.506%	6/30/17	BB	1,144,908
19,200	XL Capital Ltd	6.500%	10/15/57	BBB-	17,616,000
8,000	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	8,120,000
1,100	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,094,500
	Total Insurance				141,457,773
	Oil, Gas & Consumable Fuels – 0.4%
5,360	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	5,388,219
	Road & Rail – 0.9%
12,410	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	12,875,374
	U.S. Agency – 0.1%
1	Farm Credit Bank of Texas	10.000%	12/15/60	A3	1,026,562
	Total Capital Preferred Securities (cost $324,040,545)				330,608,886
Shares	Description (1)				Value
	Investment Companies – 2.0% (1.5% of Total Investments)
682,749	BlackRock Credit Allocation Income Trust II				$6,929,902
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				12,103,270
469,287	John Hancock Preferred Income Fund III				8,231,294
	Total Investment Companies (cost $36,235,695)				27,264,466
Shares	Description (1)				Value
	Warrants – 0.0% (0.0% of Total Investments)
161,766	Gran Colombia Gold Corporation				$51,157
10,945	Medianews Group Inc., (10)				23,817
	Total Warrants (cost $127,535)				74,974
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.4% (2.6% of Total Investments)
$35,967	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.010%	7/01/11		$35,966,864
	6/30/11, repurchase price $35,966,874, collateralized by $28,115,000
	U.S. Treasury Bonds, 6,250%, due 5/15/30, value $36,690,075
12,369	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $12,368,823, collateralized by $12,450,000 U.S. Treasury Notes, 1.375%, due 3/15/12, value $12,621,188	0.010%	7/01/11		12,368,820
$48,336	Total Short-Term Investments (cost $48,335,684)				48,335,684
	Total Investments (cost $1,738,705,539) – 130.7%				1,836,444,415

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(15,600)	Sigma-Aldrich Corporation	$(1,144,728)
	Computers & Peripherals – (0.0)%
(1,300)	Apple, Inc., (2)	(436,371)
	Food Products – (0.1)%
(12,600)	Green Mountain Coffee Inc., (2)	(1,124,676)
	Hotels, Restaurants & Leisure – (0.2)%
(3,100)	Chipotle Mexican Grill, (2)	(955,389)
(10,400)	Panera Bread Company, (2)	(1,306,864)
	Total Hotels, Restaurants & Leisure	(2,262,253)
	Household Products – (0.0)%
(8,000)	Reckitt Benckiser Group PLC	(441,857)
	Internet & Catalog Retail – (0.1)%
(5,100)	Amazon.com, Inc., (2)	(1,042,899)
(2,400)	NetFlix.com Inc., (2)	(630,456)
	Total Internet & Catalog Retail	(1,673,355)
	Software – (0.1)%
(4,000)	Salesforce.com, Inc., (2)	(595,920)
	Specialty Retail – (0.1)%
(13,800)	Tiffany & Co.	(1,083,576)
(18,700)	Urban Outfitters, Inc., (2)	(526,405)
	Total Specialty Retail	(1,609,981)
	Total Common Stocks Sold Short (proceeds $5,805,250)	(9,289,141)
	Borrowings – (29.4)% (11), (12)	(412,300,000)
	Other Assets Less Liabilities – (0.6)% (13)	(10,292,791)
	Net Assets Applicable to Common Shares – 100%	$1,404,562,483

Nuveen Investments

Investments in Derivatives

Put Options Purchased outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
125	Autozone Inc.	$2,500,000	1/21/12	$200.0	$15,938
125	Total Put Options Purchased (premiums paid $279,861)	$2,500,000			$15,938

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
(1,096)	Aetna Inc.	$(3,836,000)	1/21/12	$35.0	$(1,098,740)
(605)	AngloGold Ashanti Limited	(2,722,500)	1/21/12	45.0	(169,400)
(80)	AngloGold Ashanti Limited	(400,000)	1/21/12	50.0	(11,200)
(382)	AstraZeneca PLC	(1,910,000)	1/21/12	50.0	(109,825)
(895)	Barrick Gold Corporation	(4,475,000)	1/21/12	50.0	(196,453)
(896)	Cameco Corporation	(3,136,000)	1/21/12	35.0	(44,800)
(720)	Cameco Corporation	(2,880,000)	1/21/12	40.0	(14,400)
(240)	Cameco Corporation	(1,080,000)	1/21/12	45.0	(2,400)
(900)	Chesapeake Energy Corporation	(2,250,000)	1/21/12	25.0	(531,000)
(300)	Chesapeake Energy Corporation	(900,000)	1/21/12	30.0	(83,400)
(314)	Electricite de France S.A.	(1,067,600)	9/17/11	34.0	(455)
(1,100)	Eli Lilly & Company	(3,850,000)	1/21/12	35.0	(352,000)
(1,360)	Exelon Corporation	(5,780,000)	1/21/12	42.5	(285,600)
(434)	Gold Fields Limited	(651,000)	1/21/12	15.0	(51,863)
(710)	Gold Fields Limited	(1,136,000)	1/21/12	16.0	(58,930)
(1,021)	Gold Fields Limited	(1,786,750)	1/21/12	17.5	(46,966)
(1,665)	Kroger Company	(3,746,250)	1/21/12	22.5	(516,150)
(525)	Lockheed Martin Corporation	(4,200,000)	1/21/12	80.0	(246,750)
(690)	Microsoft Corporation	(2,070,000)	1/21/12	30.0	(23,805)
(657)	Newmont Mining Corporation	(3,777,750)	1/21/12	57.5	(200,385)
(1,120)	Nexen Inc.	(2,912,000)	9/17/11	26.0	(50,400)
(546)	Nippon Telegraph & Telephone Corporation	(1,365,000)	9/17/11	25.0	(25,935)
(2,370)	Nokia Corporation	(2,370,000)	1/21/12	10.0	(30,810)
(1,710)	Nokia Corporation	(2,137,500)	1/21/12	12.5	(8,550)
(546)	Range Resources Corporation	(2,047,500)	1/21/12	37.5	(1,029,210)
(711)	Suncor Energy Inc.	(2,844,000)	1/21/12	40.0	(245,295)
(7,510)	Thales S.A.	(21,028,000)	3/17/12	28.0	(390,973)
(450)	Turkcell Iletisim Hizmet AS	(675,000)	7/16/11	15.0	(13,500)
(450)	Turkcell Iletisim Hizmet AS	(787,500)	7/16/11	17.5	(4,500)
(1,000)	Turkcell Iletisim Hizmet AS	(1,500,000)	10/22/11	15.0	(42,500)
(1,090)	Tyson Foods, Inc.	(1,907,500)	1/21/12	17.5	(310,650)
(639)	Wal-Mart Stores, Inc.	(3,674,250)	1/21/12	57.5	(40,577)
(639)	Wal-Mart Stores, Inc.	(3,834,000)	1/21/12	60.0	(15,336)
(33,371)	Total Call Options Written (premiums received $6,014,464)	$(98,737,100)			$(6,252,758)

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(56,656)
JPMorgan	103,075,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	(747,732)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064%	Monthly	3/21/16	(1,090,868)
							$(1,895,256)

*  Annualized.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a senior loan or bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (8)  At or subsequent to June 30, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (11)  Borrowings as a percentage of Total Investments is 22.5%.

  (12)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2011, investments with a value of $888,446,848 have been pledged as collateral for Borrowings.

  (13)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (14)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (15)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2011 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Assets
Investments, at value (cost $1,171,792,491 and $1,738,705,539, respectively)	$1,237,350,311	$1,836,444,415
Put options purchased, at value (premiums paid $158,961 and $279,861, respectively)	9,053	15,938
Deposits with brokers for securities sold short and options written	6,124,866	8,939,271
Cash	156,541	—
Cash denominated in foreign currencies (cost $370,901 and $525,588, respectively)	372,923	529,558
Receivables:
Dividends	1,354,299	2,495,872
Interest	5,909,954	8,222,891
Investments sold	10,338,843	12,901,196
Matured senior loans	598,016	843,776
Reclaims	126,715	218,333
Other assets	225,541	299,383
Total assets	1,262,567,062	1,870,910,633
Liabilities
Borrowings	278,900,000	412,300,000
Cash overdraft	—	48,155
Securities sold short, at value (proceeds $3,868,087 and $5,805,250, respectively)	6,168,323	9,289,141
Call options written, at value (premiums received $3,934,055 and $6,014,464, respectively)	4,073,861	6,252,758
Unrealized depreciation on interest rate swaps	1,282,044	1,895,256
Payables:
Common share dividends	17,975,477	26,689,837
Dividends for securities sold short	2,552	4,002
Investments purchased	4,983,800	8,036,852
Accrued expenses:
Interest on borrowings	18,836	27,881
Management fees	867,007	1,141,882
Other	507,803	662,386
Total liabilities	314,779,703	466,348,150
Net assets applicable to Common shares	$947,787,359	$1,404,562,483
Common shares outstanding	97,056,428	136,366,146
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.77	$10.30
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$970,564	$1,363,661
Paid-in surplus	1,320,042,664	1,885,264,974
Undistributed (Over-distribution of) net investment income	(22,333,250)	(35,653,722)
Accumulated net realized gain (loss)	(412,588,730)	(538,288,970)
Net unrealized appreciation (depreciation)	61,696,111	91,876,540
Net assets applicable to Common shares	$947,787,359	$1,404,562,483
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2011 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Investment Income
Dividends (net of foreign tax withheld of $357,309 and $569,233, respectively)	$16,787,601	$25,304,672
Interest	16,934,571	24,688,993
Total investment income	33,722,172	49,993,665
Expenses
Management fees	5,283,137	7,684,386
Dividend expense on securities sold short	23,578	36,081
Shareholders' servicing agent fees and expenses	3,158	4,101
Interest expense on borrowings	1,751,728	2,593,070
Custodian's fees and expenses	213,958	270,743
Trustees' fees and expenses	17,869	26,392
Professional fees	34,032	70,632
Shareholders' reports – printing and mailing expenses	145,302	190,497
Stock exchange listing fees	16,055	22,551
Investor relations expense	117,652	163,893
Other expenses	87,830	126,157
Total expenses before custodian fee credit and expense reimbursement	7,694,299	11,188,503
Custodian fee credit	(537)	(916)
Expense reimbursement	(243,344)	(727,047)
Net expenses	7,450,418	10,460,540
Net investment income (loss)	26,271,754	39,533,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	16,499,786	26,259,775
Securities sold short	(13,075)	(19,873)
Call options written	3,266,009	5,023,654
Interest rate swaps	(512,311)	(757,353)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,888,433	6,977,637
Securities sold short	(1,071,107)	(1,639,763)
Call options written	1,429,587	2,525,388
Interest rate swaps	(1,282,044)	(1,895,256)
Put options purchased	(29,642)	(52,187)
Net realized and unrealized gain (loss)	23,175,636	36,422,022
Net increase (decrease) in net assets applicable to Common shares from operations	$49,447,390	$75,955,147

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$26,271,754	$48,694,903	$39,533,125	$72,927,887
Net realized gain (loss) from:
Investments and foreign currency	16,499,786	1,305,162	26,259,775	5,964,210
Securities sold short	(13,075)	(405,274)	(19,873)	(621,682)
Call options written	3,266,009	5,739,320	5,023,654	8,855,989
Interest rate swaps	(512,311)	—	(757,353)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,888,433	114,649,646	6,977,637	164,383,472
Securities sold short	(1,071,107)	(1,005,081)	(1,639,763)	(1,512,851)
Call options written	1,429,587	430,714	2,525,388	79,481
Interest rate swaps	(1,282,044)	—	(1,895,256)	—
Put options purchased	(29,642)	(120,266)	(52,187)	(211,736)
Net increase (decrease) in net assets applicable to Common shares from operations	49,447,390	169,289,124	75,955,147	249,864,770
Distributions to Common Shareholders
From and in excess of net investment income	(35,954,679)	—	(53,270,410)	—
From net investment income	—	(55,633,444)	—	(82,345,674)
Return of capital	—	(10,876,168)	—	(13,885,777)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(35,954,679)	(66,509,612)	(53,270,410)	(96,231,451)
Capital Share Transactions
Common shares repurchased and retired	(4,549,108)	(3,782,168)	(6,357,588)	(8,196,512)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(4,549,108)	(3,782,168)	(6,357,588)	(8,196,512)
Net increase (decrease) in net assets applicable to Common shares	8,943,603	98,997,344	16,327,149	145,436,807
Net assets applicable to Common shares at the beginning of period	938,843,756	839,846,412	1,388,235,334	1,242,798,527
Net assets applicable to Common shares at the end of period	$947,787,359	$938,843,756	$1,404,562,483	$1,388,235,334
Undistributed (Over-distribution of) net investment income at the end of period	$(22,333,250)	$(12,650,325)	$(35,653,722)	$(21,916,437)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2011 (Unaudited)

See accompanying notes to financial statements.

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$49,447,390	$75,955,147
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(293,754,931)	(411,196,457)
Proceeds from sales and maturities of investments and securities sold short	270,881,867	380,911,542
Proceeds from (Purchases of) short-term investments, net	21,535,585	20,695,429
Proceeds from (Payments for) cash denominated in foreign currencies, net	(302,233)	(420,794)
Proceeds from (Payments for) interest rate swap contracts	(512,311)	(757,353)
Cash paid for terminated call options written	(1,428,925)	(2,170,557)
Premiums received for options written	3,772,239	5,757,420
Amortization (Accretion) of premiums and discounts, net	(77,425)	(164,674)
(Increase) Decrease in:
Deposits with brokers for securities sold short and options written	2,138,333	2,856,286
Receivable for dividends	(515,938)	(871,368)
Receivable for interest	(8,685)	(180,500)
Receivable for investments sold	(9,018,167)	(10,945,068)
Matured senior loans	3,782	5,336
Receivable for reclaims	(34,345)	(54,167)
Other assets	(31,045)	(43,769)
Increase (Decrease) in:
Payable for dividends for securities sold short	352	552
Payable for investments purchased	(4,919,963)	(2,257,430)
Accrued interest on borrowings	44	41
Accrued management fees	67,062	(22,045)
Accrued other expenses	(8,054)	(24,329)
Net realized (gain) loss from:
Investments and foreign currency	(16,499,786)	(26,259,775)
Securities sold short	13,075	19,873
Interest rate swaps	512,311	757,353
Call options written	(3,266,009)	(5,023,654)
Paydowns	(1,010,841)	(1,484,161)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(4,888,433)	(6,977,637)
Securities sold short	1,071,107	1,639,763
Call options written	(1,429,587)	(2,525,388)
Interest rate swaps	1,282,044	1,895,256
Put options purchased	29,642	52,187
Net cash provided by (used in) operating activities	13,048,155	19,167,059
Cash Flows from Financing Activities:
Increase (Decrease) in Borrowings	8,900,000	12,300,000
Increase (Decrease) in cash overdraft balance	—	48,155
Cash distributions paid to Common shareholders	(17,979,202)	(26,580,573)
Cost of Common shares repurchased and retired	(4,549,108)	(6,357,588)
Net cash provided by (used in) financing activities	(13,628,310)	(20,590,006)
Net Increase (Decrease) in Cash	(580,155)	(1,422,947)
Cash at the beginning of period	736,696	1,422,947
Cash at the End of Period	$156,541	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding amortization of borrowing costs) was $1,751,684 and $2,593,029 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	(f)	$9.62	$.27	$.24	$—	$—	$0.51	$(.37 )*	$—	$—	$(.37)
2010		8.56	.50	1.23	—	—	1.73	(.57)	—	(.11)	(.68)
2009		5.60	.54	3.03	— *	—	3.57	(.61)	—	(.02)	(.63)
2008		12.38	.86	(6.49)	(.15)	—	(5.78)	(.69)	—	(.31)	(1.00)
2007		14.26	.97	(1.34)	(.28)	(.09)	(.74)	(.77)	(.25)	(.12)	(1.14)
2006		14.18	1.02	.50	(.31)	(.03)	1.18	(.87)	(.08)	(.15)	(1.10)
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	(f)	10.13	.29	.26	—	—	.55	(.39 )*	—	—	(.39)
2010		9.00	.53	1.29	—	—	1.82	(.60)	—	(.10)	(.70)
2009		6.04	.59	3.01	— *	—	3.60	(.65)	—	— ***	(.65)
2008		12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)	—	(.28)	(1.00)
2007		14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)	(.30)	(.05)	(1.14)
2006		14.20	1.04	.48	(.30)	(.03)	1.19	(.93)	(.09)	(.08)	(1.10)
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	(f)	$—	$—	$—	$278,900	$4,398
2010		—	—	—	270,000	4,477
2009		—	—	—	270,000	4,111
2008		118,650	25,000	142,298	145,545	5,640
2007		708,000	25,000	64,444	—	—
2006		708,000	25,000	75,210	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	(f)	—	—	—	412,300	4,407
2010		—	—	—	400,000	4,471
2009		—	—	—	400,000	4,107
2008		165,800	25,000	152,182	224,200	5,502
2007		965,000	25,000	70,102	—	—
2006		965,000	25,000	77,025	—	—

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

									Ratios/Supplemental Data
						Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	(f)	$.01		$9.77	$8.81	10.06%	5.31%	$947,787	1.61	%**	5.46	%**	1.56	%**	5.51	%**	22%
2010		.01		9.62	8.35	21.28	21.06	938,844	1.67		5.39		1.54		5.52		49
2009		.02		8.56	7.49	81.73	67.37	839,846	1.80		7.76		1.57		7.99		50
2008		—	***	5.60	4.60	(51.80)	(49.27)	556,698	2.47		8.14		2.04		8.57		36
2007		—	***	12.38	10.93	(16.28)	(5.71)	1,230,342	1.53		6.54		1.05		7.03		84
2006		—	***	14.26	14.29	29.81	8.71	1,421,951	1.49		6.80		1.00		7.28		72
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	(f)	.01		10.30	9.14	8.38%	5.54%	1,404,562	1.59	**	5.50	**	1.48	**	5.61	**	21
2010		.01		10.13	8.80	24.26	21.02	1,388,235	1.64		5.41		1.48		5.57		48
2009		.01		9.00	7.69	76.23	63.01	1,242,799	1.75		8.01		1.48		8.27		55
2008		—	***	6.04	4.87	(49.39)	(45.84)	843,469	2.41		8.00		1.95		8.45		37
2007		—	***	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50		6.51		1.02		6.99		78
2006		—	***	14.29	14.11	26.71	8.73	2,008,154	1.44		6.90		.96		7.37		77

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of March 31, 2011 and June 30, 2011, the Adviser is no longer reimbursing Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively, for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividend expense on securities sold short and interest expense paid on borrowings as follows:

		Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	(f)	0.01	%**	0.37	%**
2010		—	****	0.40
2009		—	****	0.45
2008		0.01		0.82
2007		—	****	—
2006		—		—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	(f)	0.01	**	0.37	**
2010		—	****	0.40
2009		—	****	0.46
2008		0.01		0.83
2007		—	****	—
2006		—		—

(f)  For the six months ended June 30, 2011.

(g)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

*  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2011.

**  Annualized.

***  Rounds to less than $.01 per share.

****  Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Each Fund seeks to provide high current income by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition will vary over time as a result of market changes as well as the Adviser's view of the portfolio composition that best enables the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix. Each Fund's secondary objective is total return.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and interest rate swaps are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Like most fixed income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities.

Nuveen Investments

Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $1,605,400 and $1,881,749, respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation values of $708,000,000 and $965,000,000, respectively.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other defendants have filed a motion to dismiss the lawsuits, which are still pending before the court. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar

Nuveen Investments

falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency forwards, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively " on the Statement of Operations when applicable.

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2011, each Fund used interest rate swaps to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowing.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2011, was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of interest rate swap contracts outstanding*	$139,450,000	$206,150,000

*  The average notional amount is calculated based on the notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2011, each Fund wrote call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential, and held put options on a single stock to benefit in the event its price declines.

The Funds did not purchase call options or write put options during the six months ended June 30, 2011. The average notional amount of put options purchased and call options written during the six months ended June 30, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of put options purchased*	$1,420,000	$2,500,000
	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of call options written*	$(53,093,420)	$(81,956,767)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividend expense on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates. Gains and

Nuveen Investments

losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2011:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$206,295,943	$136,272,830	$—	$342,568,773
Convertible Preferred Securities	4,032,915	5,670,400	—	9,703,315
$25 Par (or similar) Preferred Securities	278,242,697	21,887,066	—	300,129,763
Variable Rate Senior Loan Interests	—	81,840,336	—	81,840,336
Convertible Bonds	—	107,127,508	—	107,127,508
Corporate Bonds	—	114,174,000	3,593,566	117,767,566
Capital Preferred Securities	—	237,873,881	—	237,873,881
Investment Companies	13,460,766	—	—	13,460,766
Warrants	33,364	—	11,759	45,123
Short-Term Investments	—	26,833,280	—	26,833,280
Common Stocks Sold Short	(6,168,323)	—	—	(6,168,323)
Derivatives:
Put Options Purchased	9,053	—	—	9,053
Call Options Written	(4,073,862)	—	—	(4,073,862)
Interest Rate Swaps**	—	(1,282,044)	—	(1,282,044)
Total	$491,832,553	$730,397,257	$3,605,325	$1,225,835,135
Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$309,271,237	$202,066,154	$—	$511,337,391
Convertible Preferred Securities	5,651,795	10,432,850	—	16,084,645
$25 Par (or similar) Preferred Securities	448,264,887	32,362,110	—	480,626,997
Variable Rate Senior Loan Interests	—	103,231,046	—	103,231,046
Convertible Bonds	—	151,572,756	—	151,572,756
Corporate Bonds	—	162,257,153	5,050,417	167,307,570
Capital Preferred Securities	—	330,608,886	—	330,608,886
Investment Companies	27,264,466	—	—	27,264,466
Warrants	51,157	—	23,817	74,974
Short-Term Investments	—	48,335,684	—	48,335,684
Common Stocks Sold Short	(9,289,141)	—	—	(9,289,141)
Derivatives:
Put Options Purchased	15,938	—	—	15,938
Call Options Written	(6,252,758)	—	—	(6,252,758)
Interest Rate Swaps**	—	(1,895,256)	—	(1,895,256)
Total	$774,977,581	$1,038,971,383	$5,074,234	$1,819,023,198

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Multi-Strategy Income and Growth (JPC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$3,657,866	$—	$3,657,866
Gains (losses):
Net realized gains (losses)	(1,893,878)	—	(1,893,878)
Net change in unrealized appreciation (depreciation)	1,790,887	11,759	1,802,646
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	38,691	—	38,691
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$3,593,566	$11,759	$3,605,325
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2011	$(94,521)	$11,759	$(82,762)
Multi-Strategy Income and Growth 2 (JQC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$5,140,906	$—	$5,140,906
Gains (losses):
Net realized gains (losses)	(3,866,440)	—	(3,866,440)
Net change in unrealized appreciation (depreciation)	3,719,513	23,817	3,743,330
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	56,438	—	56,438
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$5,050,417	$23,817	$5,074,234
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2011	$(132,840)	$23,817	$(109,023)

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the pricing source used by the Funds.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Multi-Strategy Income and Growth (JPC)	$—	$(119,470,634)	$119,470,634	$—	$—	$—
Multi-Strategy Income and Growth 2 (JQC)	—	(177,266,471)	177,266,471	—	—	—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$9,053	Call options written, at value	$4,073,861
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation	$1,282,044 on interest rate swaps*
Total			$9,053		$5,355,905

*  Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in each Fund's Portfolio of Investments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$15,938	Call options written, at value	$6,252,758
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation on interest rate swaps*	$1,895,256
Total			$15,938		$8,148,014

*  Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in each Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$3,266,009	$5,023,654
Net Realized Gain (Loss) from Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(512,311)	$(757,353)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$1,429,587	$2,525,388
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(1,282,044)	$(1,895,256)
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$(29,643)	$(52,188)

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
Common shares repurchased and retired	(534,950)	(485,500)	(710,259)	(999,820)
Weighted average:
Price per Common share repurchased and retired	$8.48	$7.77	$8.93	$8.18
Discount per Common share repurchased and retired	13.94%	14.20%	14.01%	14.30%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the six months ended June 30, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$293,754,931	$411,196,457
Sales, maturities and proceeds from securities sold short	270,881,867	380,911,542

Transactions in call options written during the six months ended June 30, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	21,004	$4,856,749	32,745	$7,451,256
Call options written	21,630	3,772,239	33,411	5,757,420
Call options terminated in closing purchase transactions	(4,564)	(867,423)	(6,881)	(1,295,078)
Call options exercised	(14,382)	(3,593,903)	(22,844)	(5,551,979)
Call options expired	(2,067)	(233,607)	(3,060)	(347,155)
Outstanding, end of period	21,621	$3,934,055	33,371	$6,014,464

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,177,305,775	$1,747,472,465
Gross unrealized:
Appreciation	$92,729,327	$140,979,130
Depreciation	(32,684,791)	(52,007,180)
Net unrealized appreciation (depreciation) of investments	$60,044,536	$88,971,950

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Permanent differences, primarily due to complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies "PFIC", foreign currency reclasses, and return of capital distributions resulted in reclassifications among the Funds' components of Common share net assets at December 31, 2010, the Funds' last tax year end, as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Paid-in-surplus	$(10,387,911)	$(12,996,332)
Undistributed (Over-distribution of) net investment income	20,454,334	27,404,533
Accumulated net realized gain (loss)	(10,066,423)	(14,408,201)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' last tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$55,633,444	$82,345,674
Distributions from net long-term capital gains	—	—
Return of capital	10,876,168	13,885,777

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2010, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Expiration:
December 31, 2016	$215,894,596	$268,355,995
December 31, 2017	204,895,930	289,143,715
December 31, 2018	9,385,427	8,513,146
Total	$430,175,953	$566,012,856

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer post-October losses as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Post-October currency and PFIC losses	$251,072	$359,316

Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony Asset Management, LLC ("Symphony") and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities, common stocks sold short and options strategies. The Adviser is responsible for overseeing the Funds' investments in interest rate swap contracts. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2011, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At June 30, 2011, there were no such outstanding participation commitments in either Fund.

9. Borrowing Arrangements

Each Fund has entered into prime brokerage facilities with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these borrowings is as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	$290,000,000	$430,000,000

As of June 30, 2011, each Fund's outstanding balance on its borrowings was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Outstanding borrowings	$278,900,000	$412,300,000

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On January 19, 2011, each Fund amended its prime brokerage facility with BNP. Prior to January 19, 2011, each Fund's maximum commitment amount was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	$270,000,000	$400,000,000

During the six months ended June 30, 2011, the average daily balance outstanding and average annual interest rate on each Fund's borrowings were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average daily balance outstanding	$277,965,746	$411,008,840
Average annual interest rate	1.24%	1.24%

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these borrowings for each Fund at 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .50% on the undrawn balance. Each Fund also incurred a one-time .25% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

11. Subsequent Events

Fund Repositionings

Subsequent to the end of the reporting period, the Board of Trustees of each of Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) approved repositioning each Fund's current portfolio.

For Multi-Strategy Income and Growth (JPC), the Board adopted a single-strategy, preferred securities approach. Multi-Strategy Income and Growth's (JPC) investment objective of high current income with a secondary objective of total return will remain unchanged. The Board also approved changing the Fund's name to Nuveen Preferred Income Opportunities Fund (JPC) once the repositioning is completed.

The goal of the proposed repositioning is to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

• Simplifying the Fund to focus on one of its current core portfolio strategies;

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

• Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

• Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the repositioning and subject to shareholder approval, Nuveen Asset Management, LLC ("NAM") and NWQ Investment Management Company, LLC ("NWQ"), affiliates of Nuveen, would assume portfolio management responsibilities from Multi-Strategy Income and Growth's (JPC) existing sub-advisers and each would manage approximately half of the Fund's investment portfolio. The Fund will hold a special shareholder meeting later this year to seek approval of sub-advisory agreements with NAM and NWQ.

Upon completion of its proposed repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

A Proxy Statement relating to the proposed repositioning will be filed with the SEC in the coming weeks and will contain important information relating to the repositioning. Shareholders are urged to read the Proxy Statement carefully. After they are filed, free copies of the Proxy Statement will be available on the SEC's web site at www.sec.gov.

For Multi-Strategy Income and Growth 2 (JQC), the Board approved repositioning the Fund's current portfolio and adopting a single-strategy, debt-oriented approach. Multi-Strategy Income and Growth 2's (JQC) investment objective of high current income with a secondary objective of total return will remain unchanged. The Board also approved changing the Fund's name to Nuveen Credit Strategies Income Fund (JQC) once the repositioning is completed.

The goal of each proposed repositioning is to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

• Simplifying the Fund to focus on one of its current core portfolio strategies;

• Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

• Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

In connection with the proposed repositioning, Symphony, an existing Multi-Strategy Income and Growth 2 (JQC) sub-adviser and affiliate of Nuveen, will assume sole responsibility for managing Multi-Strategy Income and Growth 2's (JQC) investment portfolio. The Fund will hold a special shareholder meeting later this year to seek approval of removing the Fund's existing fundamental policy of concentrating portfolio investments in the financial services industry. This policy reflects Multi-Strategy Income and Growth 2's (JQC) current 50% target allocation to preferred securities, which are predominantly issued by companies in the financial services industry.

Upon completion of its proposed repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

A Proxy Statement relating to the proposed repositioning will be filed with the SEC in the coming weeks and will contain important information relating to the repositioning. Shareholders are urged to read the Proxy Statement carefully. After they are filed, free copies of the Proxy Statement will be available on the SEC's web site at www.sec.gov.

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Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Spectrum Asset Management, Inc. ("Spectrum"), the Advisor and Tradewinds Global Investors, LLC ("Tradewinds") and the Advisor and Symphony Asset Management LLC ("Symphony") (Spectrum, Tradewinds and Symphony are each a "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds' investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds and Symphony in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds' accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Funds and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and each Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes

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thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams' philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund and each portion of the Fund's portfolio allocated to such Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over each Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed, among other things, the returns of each sleeve of each Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including each of the Funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number.

In this regard, the Independent Board Members noted that the Performance Peer Groups of each Fund were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

With respect to each of the Funds which, as noted above, had significant differences from its Performance Peer Group, the Independent Board Members considered the performance of such Fund compared to its benchmark. In this regard, the Independent Board Members noted that: (a) although the Nuveen Multi-Strategy Income and Growth Fund underperformed its benchmark for the three-year period, it outperformed its benchmark for the one-year period; and (b) the Nuveen Multi-Strategy Income and Growth Fund 2 outperformed its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of

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a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Spectrum, the Sub-Advisor that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

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With respect to Tradewinds and Symphony, the Independent Board Members reviewed each such Sub-Advisor's revenues, expenses and pre-tax profitability margins. Similarly, with respect to Spectrum, which is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the respective Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to Tradewinds, the Independent Board Members considered that such Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. The Independent Board Members noted that the profitability of the Advisor and Tradewinds may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

With respect to Spectrum and Symphony, the following soft dollar arrangements were noted. With respect to Spectrum, the Board noted that Spectrum does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. Spectrum also serves as its own broker for portfolio transactions for the Funds and therefore may receive some indirect compensation. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: Beta is a measure describing the relationship between a security's return and the return of the security's asset class as a whole. Higher beta securities often show greater volatility than the general market, while lower beta securities have less perceived volatility.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how each Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JPC	534,950

JQC	710,259

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

ESA-F-0611D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2011	180,400	8.74	180,400	13,400,480

FEBRUARY 1-28, 2011	103,223	8.92	103,223	13,297,257

MARCH 1-31, 2011	87,997	8.84	87,997	13,209,260

APRIL 1-30, 2011	164,428	8.98	164,428	13,044,832

MAY 1-31, 2011	108,545	9.19	108,545	12,936,287

JUNE 1-30, 2011	65,666	9.05	65,666	12,870,621

TOTAL	710,259

* The registrant’s repurchase program, which authorized the repurchase of 13,720,000 shares, was announced November 16, 2010.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011